==========================================================================




                        LOAN AND SECURITY AGREEMENT

                        Dated as of August 31, 2000


                                 Between


                        COMMISSARY OPERATIONS, INC.

                              (the Borrower)

                                   and

                           BANK OF AMERICA, N.A.

                               (the Lender)




===========================================================================






                           TABLE OF CONTENTS(1)

                                                                      Page
                                                                      ----
ARTICLE 1 - DEFINITIONS..................................................1

  SECTION 1.1 DEFINITIONS................................................1
  SECTION 1.2 OTHER REFERENTIAL PROVISIONS..............................15
  SECTION 1.3 EXHIBITS AND SCHEDULES....................................16

ARTICLE 2 - REVOLVING CREDIT FACILITY...................................16

A.  REVOLVING CREDIT FACILITY...........................................16

  SECTION 2.1 LOANS.....................................................16
  SECTION 2.2 MANNER OF BORROWING LOANS.................................16
  SECTION 2.3 REPAYMENT OF LOANS........................................17
  SECTION 2.4 NOTE......................................................17
  SECTION 2.5 EXTENSION OF FACILITY.....................................18
  SECTION 2.6 LETTERS OF CREDIT.........................................18

ARTICLE 3 - GENERAL LOAN PROVISIONS.....................................18

  SECTION 3.1 INTEREST..................................................18
  SECTION 3.2 FEES......................................................19
  SECTION 3.3 NOTICE OF CONVERSION OR CONTINUATION OF LOANS.............20
  SECTION 3.4 CONVERSION OR CONTINUATION................................20
  SECTION 3.5 DURATION OF INTEREST PERIODS; MAXIMUM NUMBER OF LIBOR
              LOANS; MINIMUM INCREMENTS.................................20
  SECTION 3.6 CHANGED CIRCUMSTANCES.....................................21
  SECTION 3.7 PAYMENTS NOT AT END OF INTEREST PERIOD; FAILURE TO BORROW.21
  SECTION 3.8 INCREASED COSTS AND REDUCED RETURNS.......................21
  SECTION 3.9 MANNER OF PAYMENT.........................................22
  SECTION 3.10 STATEMENTS OF ACCOUNT....................................22
  SECTION 3.11 TERMINATION OF AGREEMENT; REDUCTION OF FACILITY..........22

ARTICLE 4 - CONDITIONS PRECEDENT........................................23

  SECTION 4.1 CONDITIONS PRECEDENT TO INITIAL LOAN......................23
  SECTION 4.2 ALL LOANS.................................................26

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE BORROWER..............26

  SECTION 5.1 REPRESENTATIONS AND WARRANTIES............................26
  SECTION 5.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC...........30

ARTICLE 6 - SECURITY INTEREST...........................................31

  SECTION 6.1 SECURITY INTEREST.........................................31
  SECTION 6.2 CONTINUED PRIORITY OF SECURITY INTEREST...................31

ARTICLE 7 - COLLATERAL COVENANTS........................................31

  SECTION 7.1 COLLECTION OF RECEIVABLES.................................32
  SECTION 7.2 VERIFICATION AND NOTIFICATION.............................32
  SECTION 7.3 DISPUTES, RETURNS AND ADJUSTMENTS.........................32
  SECTION 7.4 INVOICES..................................................32
  SECTION 7.5 DELIVERY OF INSTRUMENTS...................................33
  SECTION 7.6 SALES OF INVENTORY........................................33
  SECTION 7.7 RETURNED GOODS............................................33
  SECTION 7.8 OWNERSHIP AND DEFENSE OF TITLE............................33

---------------------------
(1) This Table of contents is included for reference purposes only and does not constitute part of the Loan and Security Agreement.

  SECTION 7.9 INSURANCE.................................................33
  SECTION 7.10 LOCATION OF OFFICES AND COLLATERAL.......................34
  SECTION 7.11 RECORDS RELATING TO COLLATERAL...........................34
  SECTION 7.12 INSPECTION...............................................34
  SECTION 7.13 MAINTENANCE OF EQUIPMENT.................................35
  SECTION 7.14 INFORMATION AND REPORTS..................................35
  SECTION 7.15 POWER OF ATTORNEY........................................35

ARTICLE 8 - AFFIRMATIVE COVENANTS.......................................36

  SECTION 8.1 PRESERVATION OF CORPORATE EXISTENCE AND SIMILAR MATTERS...36
  SECTION 8.2 COMPLIANCE WITH APPLICABLE LAW............................36
  SECTION 8.3 CONDUCT OF BUSINESS.......................................36
  SECTION 8.4 PAYMENT OF TAXES AND CLAIMS...............................36
  SECTION 8.5 ACCOUNTING METHODS AND FINANCIAL RECORDS..................36
  SECTION 8.6 USE OF PROCEEDS...........................................36
  SECTION 8.7 HAZARDOUS WASTE AND SUBSTANCES; ENVIRONMENTAL
              REQUIREMENTS..............................................37
  SECTION 8.8 ACCURACY OF INFORMATION...................................37
  SECTION 8.9 REVISIONS OR UPDATES TO SCHEDULES.........................37
  SECTION 8.10 CHANGE IN MANAGEMENT.....................................37

ARTICLE 9 - INFORMATION.................................................37

  SECTION 9.1 FINANCIAL STATEMENTS......................................37
  SECTION 9.2 COMMUNICATION WITH ACCOUNTANTS............................38
  SECTION 9.3 OFFICER'S CERTIFICATE.....................................38
  SECTION 9.4 COPIES OF OTHER REPORTS...................................38
  SECTION 9.5 NOTICE OF LITIGATION AND OTHER MATTERS....................39
  SECTION 9.6 ERISA.....................................................39

ARTICLE 10 - NEGATIVE COVENANTS.........................................40

  SECTION 10.1 FINANCIAL RATIOS.........................................40
  SECTION 10.2 INDEBTEDNESS.............................................40
  SECTION 10.3 GUARANTIES...............................................40
  SECTION 10.4 INVESTMENTS..............................................40
  SECTION 10.5 CAPITAL EXPENDITURES.....................................40
  SECTION 10.6 RESTRICTED DISTRIBUTIONS AND PAYMENTS, ETC...............40
  SECTION 10.7 MERGER, CONSOLIDATION AND SALE OF ASSETS.................41
  SECTION 10.8 TRANSACTIONS WITH AFFILIATES.............................41
  SECTION 10.9 LIENS....................................................41
  SECTION 10.10 OPERATING LEASES........................................41
  SECTION 10.11 BENEFIT PLANS...........................................41
  SECTION 10.12 SALES AND LEASEBACKS....................................41
  SECTION 10.13 TAX SHARING AGREEMENT; AMENDMENTS OF OTHER AGREEMENTS...41
  SECTION 10.14 MINIMUM AVAILABILITY....................................42

ARTICLE II - DEFAULT....................................................42

  SECTION 11.1 EVENTS OF DEFAULT........................................42
  SECTION 11.2 REMEDIES.................................................44
  SECTION 11.3 APPLICATION OF PROCEEDS..................................46
  SECTION 11.4 POWER OF ATTORNEY........................................46
  SECTION 11.5 MISCELLANEOUS PROVISIONS CONCERNING REMEDIES.............47
  SECTION 11.6 TRADEMARK LICENSE........................................47

ARTICLE 12 - MISCELLANEOUS..............................................48

  SECTION 12.1 NOTICES..................................................48
  SECTION 12.2 EXPENSES.................................................49
  SECTION 12.3 STAMP AND OTHER TAXES....................................49
  SECTION 12.4 SETOFF...................................................49

  SECTION 12.5 LITIGATION...............................................50
  SECTION 12.6 WAIVER OF RIGHTS.........................................50
  SECTION 12.7 REVERSAL OF PAYMENTS.....................................51
  SECTION 12.8 INJUNCTIVE RELIEF........................................51
  SECTION 12.9  ACCOUNTING MATTERS......................................51
  SECTION 12.10 ASSIGNMENT; PARTICIPATION...............................51
  SECTION 12.11 AMENDMENTS..............................................51
  SECTION 12.12 PERFORMANCE OF BORROWER'S DUTIES........................51
  SECTION 12.13 INDEMNIFICATION.........................................51
  SECTION 12.14 ALL POWERS COUPLED WITH INTEREST........................52
  SECTION 12.15 SURVIVAL................................................52
  SECTION 12.16 SEVERABILITY OF PROVISIONS..............................52
  SECTION 12.17 GOVERNING LAW...........................................52
  SECTION 12.18 COUNTERPARTS............................................52
  SECTION 12.19 REPRODUCTION OF DOCUMENTS...............................52
  SECTION 12.20 FUNDS TRANSFER SERVICES.................................53
  SECTION 12.21 CONSENT TO ADVERTISING AND PUBLICITY....................53
  SECTION 12.22 FINAL  AGREEMENT........................................53

                         EXHIBITS AND SCHEDULES


EXHIBIT A                FORM OF REVOLVING CREDIT NOTE
EXHIBIT B                FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C                FORM OF OFFICER'S CERTIFICATE
EXHIBIT D                FORM OF TAX SHARING AGREEMENT

SCHEDULE 5.1(a) Jurisdictions in Which Borrower is Qualified as a Foreign Corporation
SCHEDULE 5.1(b)          Borrower's Capital Stock
SCHEDULE 5.1(e)          Borrower's Business
SCHEDULE 5.1(f)          Exceptions to Governmental Approvals
SCHEDULE 5.1(g) Non Lien Title Exceptions and Defects and Property Disposed of Out of Ordinary Course of Business
SCHEDULE 5.1(h)          Liens
SCHEDULE 5.1(i)          Indebtedness for Money Borrowed and Guaranties
SCHEDULE 5.1(j)          Litigation
SCHEDULE 5.1(k)          Tax Returns and Payments
SCHEDULE 5.1(m)          Financial Statements
SCHEDULE 5.1(o)          ERISA
SCHEDULE 5.1(t)          Location of Chief Executive Office
SCHEDULE 5.1(u)          Locations of Inventory
SCHEDULE 5.1(v)          Locations of Equipment
SCHEDULE 5.1(w)          Corporate and Fictitious Names
SCHEDULE 5.1(z)          Employee Relations
SCHEDULE 5.1(aa)         Proprietary Rights
SCHEDULE 5.1(bb)         Real Property
SCHEDULE 8.6             Use of Proceeds
SCHEDULE 11.6            Trademark Licenses

                       LOAN AND SECURITY AGREEMENT

                       Dated as of August 31, 2000


         COMMISSARY OPERATIONS, INC., a Tennessee corporation, and BANK OF AMERICA, N.A., a national banking association, agree as follows:

                         ARTICLE 1 - DEFINITIONS

         Section 1.1     Definitions.  For the purposes of this Agreement:

         "Account Debtor" means a Person who is obligated on a Receivable.

         "Accounting Period" means, with respect to the Borrower, any of the thirteen fiscal periods following the last Sunday in October in any year.

         "Acquire", as applied to any Business Unit or Investment, means the acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

         "Affiliate" means, with respect to a Person, (a) any officer, director, employee or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grandchildren of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, officer or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

         "Agency Account" means an account of the Borrower maintained by it with a Clearing Bank pursuant to an Agency Account Agreement.

         "Agency Account Agreement" means an agreement among the Borrower, the Lender and a Clearing Bank (if other than the Lender) concerning the collection of payments which represent the proceeds of Receivables or of any other Collateral.

         "Agreement" means this Agreement, including the Exhibits and Schedules hereto, and all amendments, modifications and supplements hereto and thereto and restatements hereof and thereof.

         "Agreement Date" means the date as of which this Agreement is dated.

         "Availability" means, as of the date of determination, the Borrowing Base less the outstanding principal balance of all Loans hereunder as of such date.

         "Benefit Plan" means an employee benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding 6 years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

         "Borrower" means Commissary Operations, Inc., a Tennessee corporation, and its successors and assigns.

         "Borrowing Base" means at any time an amount equal to the sum of:

         (a)     the lesser of

                 (i) 85% of the face value of Eligible Receivables due and owing by Franchisees at such time, and

                 (ii)    $7,500,000, plus

         (b) 85% of the face value of Eligible Receivables due and owing by Persons other than Franchisees at such time, plus

         (c) 65% of the lesser of cost (computed on a first-in-first-out basis) and fair market value of Eligible Non-Branded Inventory at such time, plus

         (d)     the lesser of

                 (i) 25% of the lesser of cost (computed on a first-in-first-out basis) and fair market value of Eligible Branded Inventory at such time, and

                 (ii)    $5,000,000, minus

         (e) the Letter of Credit Reserve and such other reserves as the Lender may determine from time to time in the exercise of its reasonable asset based lending practices.

         "Borrowing Base Certificate" means a certificate in the form of Exhibit B attached hereto, or in such other form as the Lender may require.

         "Business Day" means (a) any day other than a Saturday, Sunday or other day on which banks in the city in which the principal office of the Lender is located are authorized to close, and (b) in respect of any determination with respect to a LIBOR Loan, any day referred to in clause (a) that is also a day on which tradings are conducted in the London interbank eurodollar market.

         "Business Unit" means the assets constituting the business, or a division or operating unit thereof, of any Person.

         "Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

         "Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.


                                   -2-

         "Captain D's" means Captain D's Inc., a Delaware corporation; provided, that for purposes of Sections 5.1(m)(v) and (vi), Captain D's means the Captain D's division of the Parent.

         "Clearing Bank" means the Lender and any other banking institution with which an Agency Account has been established pursuant to an Agency Account Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" means and includes all of the Borrower's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

         (a)     all Receivables,

         (b)     all Inventory,

         (c)     all Equipment,

         (d)     all Contract Rights,

         (e)     all General Intangibles,

         (f)     all Deposit Accounts,

         (g)     all Real Estate,

         (h)     all Investment Property;

         (i) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

         (j) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

         (k) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral,

         (l) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

         (m) all cash deposited with the Lender or any Affiliate thereof or which the Lender is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Security Documents, and

         (n) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to


                                    -3-

policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

         "Contingent Insurance Obligations" means the indemnification obligations of the Borrower in respect of bonds and letters of credit related to self insurance and insurance policies and programs of the Borrower, Parent, Captain D's and their Affiliates. Agreements entered into in respect of Contingent Insurance Obligations will be on a joint and several basis among the Borrower, the Parent, Captain D's, and their Affiliates.

         "Contract Rights" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, to the extent that the same may lawfully be assigned.

         "Debentures" means those certain subordinated and unsecured debentures originally issued by TPI and subsequently assumed by the Parent pursuant to the Indenture in the original principal amount of $51,563,000, which are designated 8.25% Convertible Subordinated Debentures due 2002.

         "Default" means any of the events specified in Section 11.1 that, with the passage of time or giving of notice or both, would constitute an Event of Default.

         "Default Margin" means 2%.

         "Deposit Accounts" means any demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC.

         "Disbursement Account" means the account maintained by and in the name of the Borrower with the Lender for the purpose of disbursing Loan proceeds and amounts credited thereto pursuant to Sections 2.2(b)(i) and 7.1(b)(ii).

         "Dollar" and "$" means freely transferable United States dollars.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and any successor statute.

         "Effective Date" means the later of (a) the Agreement Date, and (b) the first date on which all of the conditions set forth in Section 4.1 shall have been fulfilled or waived by the Lender.

         "Effective Interest Rate" means the rate of interest per annum on the Loans in effect from time to time pursuant to the provisions of Section 3.1(a), (b) and (c).

         "Eligible Branded Inventory" means items of Inventory of the Borrower held for sale in the ordinary course of the business of the Borrower (but not including packaging or shipping materials or maintenance supplies) which are deemed by the Lender in the exercise of reasonable asset based lending practices to be eligible for inclusion in the calculation of the Borrowing Base as Eligible Branded Inventory. Unless otherwise approved in writing by the Lender, no Inventory shall be deemed to be Eligible Branded Inventory unless it meets all of the following requirements: (a) such Inventory is owned by the Borrower, is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien; (b) such Inventory consists of raw materials or finished goods and does not consist of work-in-process (other than meat products that have not yet been aged but are otherwise salable as finished goods), supplies (other than supplies held for sale) or consigned goods; (c) such Inventory is in good condition and meets all standards applicable to such goods, their use or sale imposed by any governmental agency, or department or division thereof, having regulatory authority over such matters; (d) such Inventory is currently either usable or saleable, at

                                     -4-
prices approximating at least the cost thereof, in the normal course of the Borrower's business; (e) such Inventory is not obsolete or returned or repossessed or used goods taken in trade; (f) such Inventory is located at one of the locations listed in Schedule 5.1(u); (g) such Inventory is in the possession and control of the Borrower and not any third party, or, if located in a warehouse or other facility leased by the Borrower, the warehouseman or lessor has delivered to the Lender a waiver and consent in form and substance satisfactory to the Lender; and (h) neither such Inventory nor any proceeds thereof is subject to any Lien, trust arrangement or other encumbrance or title retention provision under the Packers and Stockyards Act of 1921, the Perishable Agricultural Commodities Act, 1930, or any similar state or federal statute.

         "Eligible Non-Branded Inventory" means all Inventory of the Borrower held for sale in the ordinary course of business of the Borrower (but not including packaging or shipping materials or maintenance supplies) which are deemed by the Lender in the exercise of its reasonable asset based lending practices to be eligible for inclusion into the calculation of the Borrowing Base as Eligible Non-Branded Inventory. Unless otherwise approved in writing by the Lender, no Inventory shall be deemed to be Eligible Non-Branded Inventory unless it meets all of the requirements of Eligible Branded Inventory and, in addition, such Inventory does not consist of good that are branded with a customer's name (such as cups, napkins, condiment packets, etc.).

         "Eligible Receivable" means the unpaid portion of a Receivable payable in Dollars to the Borrower net of any returns, discounts, claims, credits, charges or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves (without duplication of reserves contemplated in the definition of "Borrowing Base"), limits and deductions provided for in this definition and elsewhere in this Agreement which is deemed by the Lender in the exercise of its reasonable asset based landing practices to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by the Lender, no Receivable shall be deemed an Eligible Receivable unless it meets all of the following requirements: (a) such Receivable is owned by the Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of the Borrower to make such Receivable payable by the Account Debtor; (b) such Receivable is not past due more than 85 days after its due date, which shall not be later than 113 days after the invoice date; (c) such Receivable does not arise out of any transaction with any Subsidiary or Affiliate of the Borrower; (d) if such Receivable is owing by any Account Debtor which is a creditor, lessor or supplier of the Borrower, the Borrower may only include otherwise Eligible Receivables owing by any such Person if and to the extent that such Eligible Receivables exceed amounts owing to any such Person; (e) such Receivable is not owing by an Account Debtor more than 50% of whose then-existing accounts owing to the Borrower do not meet the requirements set forth in clause b above; (f) if the Account Debtor with respect thereto is located outside of the United States of America, the goods which gave rise to such Receivable were shipped after receipt by the Borrower from the Account Debtor of an irrevocable letter of credit that has been confirmed by a financial institution reasonably acceptable to the Lender and is in form and substance reasonably acceptable to the Lender, payable in the full face amount of the face value of the Receivable in Dollars at a place of payment located within the United States and has been duly delivered to the Lender; (g) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the reasonable discretion of the Lender, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment; (h) the Borrower is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable; (i) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Lender's reasonable judgment, have a materially adverse effect on such Account Debtor; (j) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods have not been returned or rejected; (k) if such Receivable is owing by any Account Debtor which, together with all affiliated Account Debtors, has then-existing Receivables owing to the Borrower that exceed, in aggregate face amount, 25% of the Borrower's total Eligible Receivables, any otherwise Eligible Receivables in excess of such percentage shall be excluded from Eligible Receivables; (l) such Receivable is evidenced by an invoice or other documentation in form reasonably acceptable to the Lender containing only terms normally offered by the

Borrower, and dated not earlier than two days prior to the date of shipment;
(m) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor;
(n) such Receivable is not evidenced by chattel paper or an instrument of any kind, unless such chattel paper or instrument has been delivered and endorsed and/or assigned to the Lender; (o) if such Receivable arises from the performance of services, such services have been fully performed; and (p) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than a Permitted Lien, and (a) neither such Receivable nor any proceeds thereof is subject to any Lien, trust arrangement or other encumbrance or title retention provision under the Packers and Stockyards Act of 1921, the Perishable Agricultural Commodities Act, 1930, or any similar state or federal statute.

         "Environmental Indemnity Agreement" means the Environmental Indemnity Agreement, executed by the Borrower in favor of the Lender, with respect to each parcel of Mortgaged Real Estate.

         "Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

         "Equipment" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, and other tangible personal property (other than Inventory) of every kind and description used in such Person's business operations or owned by such Person or in which such Person has an interest and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

         "Event of Default" means any of the events specified in Section 11.1.

         "Existing Subsidiary" shall have the meaning set forth in the Indenture.

         "Facility" means the facility for the Loans in the principal sum of up to $30,000,000, as the same may be reduced pursuant to Section 3.11(c).

         "Financing Statements" means the Uniform Commercial Code financing statements executed and delivered by the Borrower to the Lender, naming the Lender as secured party and the Borrower as debtor, in connection with this Agreement.

         "Fixed Charges" means, for any period, (a) Interest Expense, plus (b) payments of principal scheduled to be made with respect to Indebtedness
(other than Subordinated Indebtedness and payments under the Loans), including payments with respect to Capitalized Leases.

         "Franchisee" means any Person that has entered into a franchise or similar agreement with the Parent, Captain D's or any other Affiliate of the Borrower to operate a restaurant.

         "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the Person referred to.

         "General Intangibles" means, as to any Person, all of such Person's then owned or existing and future acquired or arising general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Receivables), including, without limitation, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multi-employer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary and any letter of credit, guarantee, claims, security interest or other security held by or granted to such Person to secure payment by an Account Debtor of any of the Receivables.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local, foreign national or provincial, and all agencies thereof.

         "Governmental Authority" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

         "Guaranty", "Guaranteed" or to "Guarantee," as applied to any obligation of another Person shall mean and include

         (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

         (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation or to assure the owner of such obligation against loss, (iii) the supplying of funds to, or in any other manner investing in, the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit issued for the account of such other Person, or (v) the supplying of funds to or investing in such other Person on account of all or any part of such Person's obligation under a guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

         "Indebtedness" of any Person means, without duplication, (a) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of reimbursement obligations under letters of credit, (b) all obligations represented by bonds, debentures, notes and accepted drafts that represent extensions of credit, (c) Capitalized Lease Obligations, (d) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (e) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and (f) in the case of the Borrower (without duplication) the Loans.

         "Indenture" shall mean that certain Indenture dated as of July 15, 1992, as amended by that First Supplemental Indenture dated as of September 9, 1996, between and among the Parent (as successor to TPI pursuant to the First Supplemental Indenture), TPI and The Bank of New York as trustee, pursuant to which the Debentures were issued.

         "Initial Loans" means the Loan made to the Borrower on the Effective Date.

         "Intellectual Property" means, as to any Person, all of such Person's then owned existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

         "Interbank Offered Rate" means, with respect to any LIBOR Loan for the Interest Period applicable thereto, the average (rounded upward to the nearest one-sixteenth (1/16) of one percent) per annum rate of interest determined by the Lender (each such determination to be conclusive and binding absent manifest error) as of two Business Days prior to the first day of such Interest Period from Telerate Page 3750 as the effective rate at which deposits in immediately available funds in Dollars are being offered or quoted to major banks in the interbank market for eurodollar deposits for a term comparable to such Interest Period and in the amount of the LIBOR Loan. If such rate is unavailable from such service, then such rate may be determined by the Lender from any other interest rate reporting service of recognized standing that the Lender shall select.

         "Interest Expense" means interest on Indebtedness during the period for which computation is being made, excluding (a) the amortization of fees and costs incurred with respect to the closing of loans which have been capitalized as transaction costs, and (b) interest payable in kind.

         "Interest Payment Date" means the first day of each calendar month commencing on October 1, 2000 and continuing thereafter until the Secured Obligations have been irrevocably paid in full.

         "Interest Period" means, with respect to each LIBOR Loan, the period commencing on the date of the making or continuation of or conversion to such LIBOR Loan and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing or Notice of Conversion or Continuation; provided, that:

                 (a) any Interest Period that would otherwise end on a day that is not a Business Day shall, subject to the provisions of clause (c) below, be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

                 (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day of a calendar month;

                 (c) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date; and

                 (d) notwithstanding clause (c) above, no Interest Period shall have a duration of less than one month, and, if any applicable Interest Period would be for a shorter period, such Interest Period shall not be available hereunder.

         "Inventory" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) goods intended for sale or lease or for display or demonstration, (b) work in process, (c) raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or otherwise used or consumed in the conduct of business, and (d) documents evidencing and general intangibles relating to any of the foregoing.

         "Investment" means, with respect to any Person: (a) the direct or indirect purchase or acquisition of any beneficial interest in, any share of capital stock of, evidence of Indebtedness of or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses, (c) any Guaranty of the obligations of any other Person, or (d) any commitment or option to take any of the actions described in clauses (a), (b) or (c) above.

         "Investment Property" means all of the Borrower's investment property (as defined in the UCC), including all of the Borrower's right, title and interest in and to any and all: (a) securities, whether certificated or uncertificated, (b) securities entitlements, (c) securities accounts, (d) commodity contracts, and (e) commodity accounts, as each such term is defined in the UCC.

         "Lease Agreement" means that certain Ground Lease Agreement dated as of August 31, 2000, by and between the Borrower, as lessee, and the Parent, as lessor, providing for a ground lease of the Nashville Meat Processing Plant.

         "Lender" means Bank of America, N.A., a national banking association, and its successors and assigns.

         "Lender's Office" means the office of the Lender specified in or determined in accordance with the provisions of Section 12.1(c).

         "Letter of Credit" means any letter of credit issued by the Lender for the account of the Borrower.

         "Letter of Credit Documents" means each of the documents, agreements and other writings required by the Lender to be executed and/or delivered in connection with the issuance of a Letter of Credit, including, without limitation, each letter of credit application and reimbursement agreement.

         "Letter of Credit Facility" means, at any time, obligations arising under Letters of Credit in an aggregate face amount not to exceed $5,000,000 incurred pursuant to Section 2.6.

         "Letter of Credit Reserve" means, at any time, 100% of the sum of (i) the aggregate undrawn amount of all Letters of Credit outstanding at such time, plus (ii) the aggregate amount of all drawings under Letters of Credit for which the Lender has not been reimbursed.

         "LIBOR" means, with respect to the Interest Period applicable thereto, a simple per annum interest rate determined pursuant to the following formula:

         LIBOR =         Interbank Offered Rate
                     ------------------------------
                      1 - LIBOR Reserve Percentage

LIBOR shall be adjusted automatically as of the effective date of any change in the LIBOR Reserve Percentage.

         "LIBOR Loan" means any Loan bearing interest at the time in question determined with reference to LIBOR.

         "LIBOR Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special or marginal reserves) applicable to any member bank with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of any LIBOR Loan is determined), whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. All LIBOR Loans shall be deemed subject to reserve requirements without the benefit of credits for proration, exceptions or offsets that may be available from time to time to Lender.

         "Lien" as applied to the property of any Person means: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale, constructive trust or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,
(c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws) or otherwise be given any priority whatsoever over general unsecured creditors of such Person, and (d) the filing of, or any agreement to give, any financing statement under the UCC or its equivalent in any jurisdiction.

         "Loans" means loans made to the Borrower pursuant to Section 2.1.

         "Loan Documents" means, collectively, this Agreement, the Note, the Security Documents and each other instrument, agreement and document executed and delivered by the Borrower or any other Obligor in connection with this Agreement.

         "Lockbox" means the U.S. Post Office Box(es) specified in, established pursuant to, or governed by, an Agency Account Agreement.

         "Materially Adverse Effect" means, with respect to any Person, any act, omission, event or undertaking which would, singly or in the aggregate, have a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), or results of operations of such Person or any of its Subsidiaries, (b) in the case of the Borrower only, the respective ability of the Borrower or any of its Subsidiaries to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (c) in the case of the Borrower only, the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document; in any case, whether resulting from any single act, omission, situation, status, event, or undertaking, together with other such acts, omissions, situations, statuses, events, or undertakings.

         "Money Borrowed" means, as applied to Indebtedness, (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than trade Indebtedness) or that was issued or assumed as full or partial payment for property, (c) Indebtedness that constitutes a Capitalized Lease Obligation, and (d) Indebtedness that is such by virtue of clause (f) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

         "Mortgaged Real Estate" means, collectively, the interests in real property in which a Lien has been granted pursuant to the Mortgages.

         "Mortgages" means, collectively, (i) that certain Deed of Trust, Assignment and Security Agreement dated as of August 31, 2000, executed by the Borrower in favor of the Lender and covering the Borrower's fee interest in the real property located in Davidson County, Tennessee, as more fully described in such Deed of Trust, Assignment and Security Agreement; (ii) that certain Deed of Trust, Assignment and Security Agreement dated as of August 31, 2000, executed by the Borrower and the Parent in favor of the Lender and covering the Borrower's leasehold and fee interests and the Parent's fee interest in the real property located in Davidson County, Tennessee, as more fully described in such Deed of Trust, Assignment and Security

Agreement; (iii) that certain Deed of Trust, Assignment and Security Agreement dated as of August 31, 2000, executed by the Borrower in favor of the Lender and covering the Borrower's fee interest in the real property located in Jackson County, West Virginia, as more fully described in such Deed of Trust, Assignment and Security Agreement; and (iv) that certain Mortgage, Assignment and Fixture Instrument dated as of August 31, 2000, executed by the Borrower in favor of the of Lender and covering the Borrower's fee interest in the real property located in Sedgwick County, Kansas, as more fully described in such Mortgage, Assignment and Fixture Instrument.

         "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which the Borrower or a Related Company is required to contribute or has contributed within the immediately preceding 6 years.

         "Net Income" or "Net Loss" means, as applied to any Person, the net income (or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes and all other proper deductions), all determined in accordance with GAAP, provided that there shall be excluded: (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon, (e) any net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item.

         "Net Worth" of any Person means the total shareholders' equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

         "Note" means the promissory note made by the Borrower payable to the order of the Lender evidencing the obligation of the Borrower to pay the aggregate unpaid principal amount of all Loans made to it by the Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor, whether payable to the Lender or a different lender, whether issued in connection with a Person becoming a lender after the Effective Date or otherwise), substantially in the form of Exhibit A hereto, with all blanks properly completed.

         "Notice of Borrowing" has the meaning set forth in Section
2.2(a)(iii).

         "Notice of Conversion or Continuation" has the meaning set forth in
Section 3.3.

         "Obligor" means the Borrower, each party to the Security Documents (other than the Lender), and each other party at any time primarily or secondarily, directly or indirectly, liable on any of the Secured
Obligations.

         "Operating Lease" means any lease (other than a lease constituting a Capitalized Lease) of real or personal property.

         "Parent" means Shoney's Inc., a Tennessee corporation.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "Permitted Indebtedness for Money Borrowed" means (a) Permitted Purchase Money Indebtedness, and (b) Subordinated Indebtedness.

         "Permitted Investments" means Investments of the Borrower in: (a) negotiable certificates of deposit, time deposits and banker's acceptances issued by the Lender or any Affiliate of the Lender or by any United States bank or trust company having capital, surplus and undivided profits in excess of $250,000,000, (b) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, (c) sales on credit in the ordinary course of business on terms customary in the industry, but excluding sales to Parent, Captain D's, or any other Affiliate of the Borrower, (d) sales on credit in the ordinary course of business to Parent, Captain D's, or any other Affiliate of the Borrower on terms customary to the industry, provided that the aggregate amount of Investments under this clause (d) shall not exceed at any one time outstanding the greater of (x) $5,500,000 and (y) the gross amount of the Borrower's sales during the immediately preceding week, and (e) notes, accepted in the ordinary course of business, evidencing overdue accounts receivable (other than accounts receivable owing by Parent, Captain D's, or any other Affiliate of the Borrower) arising in the ordinary course of business.

         "Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but (i) in all cases, only if payment shall not at the time be required to be made in accordance with
Section 8.4, and (ii) in the case of warehousemen or landlords controlling locations where Inventory is located, only if such liens have been waived or subordinated to the Security Interest in a manner reasonably satisfactory to the Lender; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business (provided that in no event shall this clause (b) be construed to permit any Lien securing, or otherwise arising in connection with, any portion of the Contingent Insurance Obligations attributable to any Person other than the Borrower); (c) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of the Borrower's real estate, which in the reasonable judgment of the Lender do not materially detract from the value of such real estate or impair the use thereof in the business of the Borrower; (d) Purchase Money Liens securing Permitted Purchase Money Indebtedness; (e) Liens of the Lender arising under this Agreement and the other Loan Documents; and (f) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the Borrower is fully protected by insurance or in respect of which the Borrower shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of the Borrower.

         "Permitted Purchase Money Indebtedness" means Purchase Money Indebtedness secured only by Purchase Money Liens and Capitalized Lease Obligations up to an aggregate amount outstanding at any time equal to $500,000.

         "Person" means an individual, corporation, partnership, association, trust or unincorporated organization or a government or any agency or political subdivision thereof.

         "Prime Rate" means during the period from the Effective Date through the last day of the month in which the Effective Date falls, the per annum rate of interest publicly announced by the Lender at its principal office as its "prime rate" as in effect on the Effective Date , and thereafter during each succeeding calendar month, means such "prime rate" as in effect on the last Business Day of the immediately preceding calendar month. Any change in an interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 a.m. on the first day of the month following the month in which such change was announced. The Prime

Rate is a reference used by the Lender in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

         "Prime Rate Loan" means a Loan bearing interest at the time in question determined with reference to the Prime Rate.

         "Purchase Money Indebtedness" means Indebtedness created to finance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible asset (other than Inventory) and incurred at the time of or within 20 days prior to or after the acquisition of such tangible asset.

         "Purchase Money Lien" means any Lien securing Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the tangible asset (other than Inventory) the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

         "Real Estate" means all of the Borrower's now owned or hereafter acquired estates in real property, including, without limitation, all fees, leaseholds, future interests and easements, together with all of the Borrower's now owned or hereafter acquired interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto.

         "Receivables" means and includes, as to any Person, all of such Person's then owned or existing and future acquired or arising (a) rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person and guaranties, security and Liens securing payment thereof, (b) goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (c) cash and non-cash proceeds of any of the foregoing.

         "Redemption Price" shall have the meaning set forth in the Indenture.

         "Related Company" means, as to any Person, any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in clause (a) above or any partnership, trade or business described in clause (b) above.

         "Repurchase Price" shall have the meaning set forth in the Indenture.

         "Restricted Distribution" by any Person means (a) its retirement, redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

         "Restricted Payment" means (a) any redemption, repurchase or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), and (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

         "Schedule of Equipment" means a schedule delivered by the Borrower to the Lender pursuant to the provisions of Section 7.14(c).

         "Schedule of Inventory" means a schedule delivered by the Borrower to the Lender pursuant to the provisions of Section 7.14(b).

         "Schedule of Receivables" means a schedule delivered by the Borrower to the Lender pursuant to the provisions of Section 7.14(a).

         "Secured Obligations" means, in each case whether now in existence or hereafter arising, (a) the principal of and interest and premium, if any, on the Loans, (b) all reimbursement and other obligations relating to Letters of Credit, and (c) all indebtedness, liabilities, obligations, overdrafts, covenants and duties of the Borrower to the Lender or any Affiliate of the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note and whether or not for the payment of money, in each case to the extent arising under or in respect of this Agreement, the Note or any of the other Loan Documents.

         "Security Documents" means each of (a) the Financing Statements, (b) the Mortgages, and (c) each other writing executed and delivered by any Person securing the Secured Obligations or evidencing such security.

         "Security Interest" means the Liens of the Lender on and in the Collateral effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

         "Subordinated Indebtedness" means any Indebtedness for Money Borrowed of the Borrower which is subordinated to the Secured Obligations on terms and conditions acceptable to the Lender in its sole discretion.

         "Subsidiary" when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person or by one or more Subsidiaries of such other Person or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock or other ownership interests (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.

         "Tangible Net Worth" means, as applied to any Person, the Net Worth of such Person at the time in question, after deducting therefrom all amounts due from Affiliates and the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, Intellectual Property, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

         "Tax Sharing Agreement" means an agreement among the Borrower, the Parent, Captain D's, and certain other Subsidiaries of the Parent providing for the sharing of tax liabilities among the Parent and its consolidated Subsidiaries.

         "Termination Date" means August 31, 2003 or such later date to which the termination of the Facility shall be extended pursuant to Section 2.5.

         "Termination Event" means (a) a "Reportable Event" as defined in
Section 4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable

                                   -14-
regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

         "TPI" means TPI Restaurants, Inc., a Tennessee corporation.

         "Type" means, with respect to a Loan, its classification as a LIBOR Loan or Prime Rate Loan.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         "Unfunded Capital Expenditures" means Capital Expenditures which are paid for by a Person other than with the proceeds of Indebtedness for Money Borrowed (other than the Loans) incurred to finance such Capital Expenditures and other than those represented by Capitalized Lease Obligations.

         "Unfunded Vested Accrued Benefits" means, with respect to any Benefit Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds (b) the fair market value of all Benefit Plan assets allocable to such benefits, as determined using such reasonable actuarial assumptions and methods as are specified in the Schedule B (Actuarial Information) to the most recent Annual Report (Form 5500) filed with respect to such Benefit Plan.

         Section 1.2     Other Referential Provisions.

         (a) All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

         (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

         (c) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.

         (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

         (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

         (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

         (g) Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

         (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in the city in which the principal office of Lender is located.

         (i) Whenever the phrase "to the knowledge of the Borrower" or words of similar import relating to the knowledge of the Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the President or chief financial officer or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonably specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

         (j) The terms accounts, chattel paper, documents, equipment, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Agreement or the Security Documents, shall have the meanings given those terms in the UCC.

         Section 1.3 Exhibits and Schedules. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                   ARTICLE 2 - REVOLVING CREDIT FACILITY

                       A.  REVOLVING CREDIT FACILITY
                           -------------------------

         Section 2.1 Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, the Lender shall make Loans to the Borrower from time to time from the Effective Date to the Termination Date, as requested by the Borrower in accordance with the terms of Section 2.2, in an aggregate principal amount outstanding not to exceed at any time the lesser of (a) the Facility minus the Letter of Credit Reserve and (b) the Borrowing Base. It is expressly understood and agreed that the Lender may and at present intends to use the lesser of the amounts referred to in the foregoing subclauses (a) and (b) as a maximum ceiling on Loans; provided, however, that it is agreed that should Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Loan which is repaid may be reborrowed by the Borrower in accordance with the terms of this Section 2.1. The Lender is hereby authorized to record each repayment of principal of the Loans in its books and records, such books and records constituting prima facie evidence absent manifest error of the accuracy of the information contained therein.

         Section 2.2 Manner of Borrowing Loans. Borrowings of the Loans shall be made as follows:

         (a)     Requests for Borrowing.

                 (i) Prime Rate Loans. A request for the borrowing of a Prime Rate Loan shall be made, or shall be deemed to be made, in the following manner:

                         (A) the Borrower may request a Prime Rate Loan by notifying the Lender, before 12:00 noon (Eastern time) on the proposed borrowing date, of its intention to borrow, specifying the effective date and amount of such proposed Prime Rate Loan;

                         (B) whenever a check is presented to the Lender for payment against the Disbursement Account in an amount greater than the then available balance in such account, such presentation shall be deemed to be a request for a Prime Rate Loan on the date of such presentation in an amount equal to the excess of such check over such available balance, and such request shall be irrevocable;

                         (C) unless payment is otherwise made by the Borrower, the becoming due of any amount required to be paid under this Agreement or the Note as interest shall be deemed to be a request for a Prime Rate Loan on the due date in the amount required to pay such interest, and such request shall be irrevocable;

                         (D) unless payment is otherwise made by the Borrower, the maturity of any Secured Obligation required to be paid shall be deemed to be a request for a Prime Rate Loan on the due date in the amount required to pay such Secured Obligation, and such request shall be irrevocable; and

                         (E) whenever a drawing is made under a Letter of Credit and the Borrower fails to reimburse the Lender therefor, such failure to reimburse shall be deemed to be a request for a Prime Rate Loan on the date of such failure to reimburse in the amount so unreimbursed, and such request shall be irrevocable.

                 (ii) LIBOR Loans. The Borrower may request a LIBOR Loan by notifying the Lender (which notice shall be irrevocable) not later than 12:00 noon (Eastern time) on the date two Business Days before the day on which the requested LIBOR Loan is to be made, specifying the effective date and amount of such LIBOR Loan and the duration of the applicable Interest Period; provided that, notwithstanding anything to the contrary contained in this Agreement, if an Event of Default exists the Borrower shall not have the right to request LIBOR Loans.

                 (iii) Notice of Borrowing. Any request for a Prime Rate Loan under Section 2.2(a)(i)(A) or a LIBOR Loan under Section 2.2(a)(ii) (a "Notice of Borrowing") shall be made by telephone or in writing (including telecopy) and, in the case of any telephonic notice, shall be immediately followed by a written confirmation thereof in a form acceptable to the Lender, provided that the failure to provide written confirmation shall not invalidate any telephonic notice and, if such written confirmation differs in any respect from the action taken by the Lender, the records of the Lender shall control absent manifest error.

         (b) Disbursement of Loans. The Borrower hereby irrevocably authorizes the Lender to disburse the proceeds of each borrowing requested, or deemed to be requested, pursuant to this Section 2.2 as follows: (i) the proceeds of each borrowing requested under Section 2.2(a)(i)(A) or (B) or
Section 2.2(ii) shall be disbursed by the Lender in lawful money of the United States of America in immediately available funds, (A) in the case of the initial borrowing, in accordance with the terms of the written instructions from the Borrower to the Lender, and (B) in the case of each subsequent borrowing, by credit to the Disbursement Account or to such other account as may be agreed upon by the Borrower and the Lender from time to time; and (ii) the proceeds of each borrowing requested under Section 2.2(a)(i)(C), (D) or (E) shall be disbursed by the Lender by way of direct payment of the relevant principal, interest or other Secured Obligation, as the case may be.

         Section 2.3 Repayment of Loans. The Loans will be repaid as follows: (a) whether or not any Default or Event of Default has occurred, the outstanding principal amount of all the Loans is due and payable, and shall be repaid by the Borrower in full together with accrued and unpaid interest on the amount repaid to the date of repayment, on the Termination Date; (b) if at any time the aggregate unpaid principal amount of the Loans then outstanding exceeds the lesser of the amounts referred to in clauses (a) and
(b) of Section 2.1, the Borrower shall repay the Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount repaid to the date of repayment; and (c) the Borrower hereby instructs the Lender to repay the Loans outstanding on any day in an amount equal to the amount received by the Lender on such day pursuant to Section 7.1(b).

         Section 2.4 Note. The Loans and the obligation of the Borrower to repay such Loans shall also be evidenced by a single Note payable to the order of the Lender. Such Note shall be dated the Effective Date and be duly and validly executed and delivered by the Borrower.

         Section 2.5 Extension of Facility. The Termination Date shall be automatically extended for successive one-year periods unless either the Lender or the Borrower provides to the other written notice of termination not less than 60 days prior to the then effective Termination Date.

         Section 2.6 Letters of Credit. (a) Upon the request of the Borrower from time to time, the Lender shall, in accordance with the provisions of this Section 2.6, issue one or more Letters of Credit up to an aggregate amount available to be drawn (plus the aggregate amount of unreimbursed drawings under all Letters of Credit) at any time not to exceed the Letter of Credit Facility; provided, that (i) all Letter of Credit Documents in connection with each Letter of Credit shall be satisfactory to the Lender in its sole discretion, (ii) no Letter of Credit shall be issued if, after issuance thereof, the sum of the aggregate principal amount of Loans outstanding, plus the Letter of Credit Reserve, would exceed the Borrowing Base plus the Letter of Credit Reserve, (iii) each Letter of Credit shall be a documentary letter of credit issued to or for the benefit of a supplier of the Borrower in connection with the purchase of Inventory or a standby letter of credit issued for the benefit of a beneficiary in connection with insurance requirements, bonds or similar obligations or for any other purpose reasonably acceptable to the Lender, and (iv) no Letter of Credit shall have an initial term longer than one year or an expiration date later than five (5) Business Days prior to the Termination Date, unless such Letter of Credit is cash collateralized on terms satisfactory to the Lender.

         (b) The Borrower acknowledges and agrees that if and to the extent the Borrower shall fail to reimburse the Lender under any Letter of Credit Documents, the Borrower hereby irrevocably requests and directs the Lender, subject to and in accordance with the provisions of Section 2.1, to make payment on its behalf and the amount of any such payment by the Lender shall constitute a Prime Rate Loan made at the time of such payment.

         (c) The issuance and negotiation of Letters of Credit shall be governed by the Uniform Customs and Practices for Documentary Credits (1993 Revision), as published in the International Chamber of Commerce Uniform Customs and Practices, Publication No. 500, or any successor thereto (the "UCP"), or such other policies and practices as may be followed by the Lender with respect to similar letters of credit at the time. To the extent that the Lender follows any practices or policies with respect to letters of credit (other than the UCP), the Lender will provide notice of such practices or policies to the Borrower in accordance with the terms of this Agreement.


                   ARTICLE 3 - GENERAL LOAN PROVISIONS

         Section 3.1     Interest.

         (a)     (i)     Prime Rate Loans.  The Borrower will pay interest on
         the unpaid principal amount of each Prime Rate Loan for each day from the day such Loan was made until such Loan is paid (whether at maturity, by reason of acceleration or otherwise), or is converted to a Loan of a different Type, at a rate per annum equal to the sum of one-half percent (.50%) plus the Prime Rate, payable monthly in arrears on each Interest Payment Date and on the Termination Date.

                 (ii) LIBOR Loans. The Borrower will pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period applicable thereto at a rate per annum equal to the sum of two and three-quarters percent (2.75%) plus LIBOR for such Interest Period, payable in arrears on each Interest Payment Date, on the last day of such Interest Period, and when such LIBOR Loan is paid (whether at maturity, by reason of acceleration or otherwise).

         (b) The Borrower shall pay interest on the unpaid principal amount of each Secured Obligation other than a Loan for each day from the day such Secured Obligation becomes due and payable until such Secured Obligation is paid at the rate per annum applicable to Prime Rate Loans, payable on demand.

         (c) From and after the occurrence of an Event of Default, the unpaid principal amount of each Secured Obligation shall bear interest until paid in full (or, if earlier, until such Event of Default is cured or waived in writing by the Lender) at a rate per annum equal to the Default Margin plus the rate otherwise in effect under Section 3.1(a) or (b), payable on demand. The interest rate provided for in this Section 3.1(c) shall to the extent permitted by applicable law apply to and accrue on the amount of any judgment entered with respect to any Secured Obligation and shall continue to accrue at such rate during any proceeding described in Section 11.1(g) or
(h).

         (d)     The interest rates provided for in Sections 3.1(a), (b) and
(c) shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

         (e) It is not intended by the Lender, and nothing contained in this Agreement or the Note shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and if, in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In this connection, in the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrower shall, to the extent permitted by applicable law, pay to the Lender an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and
(B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect, and (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lender receives, collects or applies as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the applicable Secured Obligation, and, if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrower.

         Section 3.2     Fees.

         (a) Unused Line Fee. In connection with and as consideration for the Lender's commitment hereunder, subject to the terms hereof, to lend to the Borrower under the Facility, the Borrower shall pay a fee to the Lender, from the Effective Date until the Termination Date, in an amount equal to one half percent (.50%) per annum of the average daily unused portion of the Facility, payable monthly in arrears on the first day of each month and on the date of any permanent reduction in the Facility.

         (b) Administration Fee. For services performed by the Lender in connection with its continuing administration hereof, the Borrower shall pay to the Lender a fee of $25,000 per annum, payable annually in advance on the Effective Date and thereafter on each anniversary of the date of this Agreement, and continuing so long as any Loan shall remain outstanding or the Facility shall not have been terminated.

         (c) Letter of Credit Fees. The Borrower agrees to pay to the Lender (i) a Letter of Credit fee equal to a rate per annum equal to 2.75% with respect to all Letters of Credit based on the average daily aggregate face amount of all such Letters of Credit from time to time outstanding during the term of this Agreement; such fees shall be due and payable in arrears on each Interest Payment Date, (ii) a facing fee of 0.125% of the face amount of each Letter of Credit issued on or after the Effective Date, such fee to be paid on the date of the issuance of each Letter of Credit, and
(iii) without duplication, the Lender's standard fees and charges with respect to the issuance, amendment, processing, negotiation, renewal, and extension of letters of credit and drawings thereunder.

         (e) General. All fees shall be fully earned by the Lender when due and payable and, except as otherwise set forth herein, shall not be subject to refund or rebate. All fees are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money. The fees provided for in Sections 3.2(a) and (c)(i) shall be computed on the basis of a year of 360 days and the actual number of days elapsed

         Section 3.3 Notice of Conversion or Continuation of Loans. Whenever the Borrower desires, subject to the provisions of Section 3.4, to convert an outstanding Loan into a Loan of a different Type provided for in this Agreement or to continue all or a portion of an outstanding LIBOR Loan for a subsequent Interest Period, the Borrower shall notify the Lender (which notice shall be irrevocable) by telephone or in writing (including telecopy) not later than 12:00 noon (Eastern time) on the date one Business Day before the day on which a proposed conversion of a LIBOR Loan into a Prime Rate Loan is to be effective (which effective date shall be the last day of the Interest Period applicable to such LIBOR Loan) and two Business Days before the day on which a proposed conversion of a Prime Rate Loan into, or continuation of a LIBOR Loan as, a LIBOR Loan is to be effective (and such effective date of any continuation shall be the last day of the Interest Period for such LIBOR Loan). Each such notice (a "Notice of Conversion or Continuation") shall (a) identify the Loan to be converted or continued, including the Type thereof, the aggregate outstanding principal balance thereof and, in the case of a LIBOR Loan, the last day of the Interest Period therefor, (b) specify the effective date of such conversion or continuation,
(c) specify the principal amount of such Loan to be converted or continued and, if converted, the Type or Types of Loan into which conversion of such principal amount or specified portions thereof is to be made, and (d) in the case of any conversion into or continuation as a LIBOR Loan, the Interest Period to be applicable thereto, and, in the case of any telephonic notice, shall be immediately followed by a written confirmation thereof by the Borrower in a form acceptable to the Lender, provided that the failure to provide a written confirmation shall not invalidate any telephonic notice and, if such written confirmation differs in any respect from the action taken by the Lender, the records of the Lender shall control absent manifest error. In the event the Borrower fails to provide timely notice of the conversion or continuation of any LIBOR Loan, such Loan shall automatically convert to a Prime Rate Loan as of the last day of the Interest Period applicable to such LIBOR Loan.

         Section 3.4. Conversion or Continuation. Provided that no Event of Default exists (but subject to the provisions of Sections 3.5 and 3.6), the Borrower may request that all or any part of any outstanding Loan of one Type (a) be converted into a Loan or Loans of any other Type provided for in this Agreement, or (b) be continued as a Loan or Loans of the same Type, in the same aggregate principal amount, on any Business Day (which, in the case of a conversion or continuation of a LIBOR Loan, shall be the last day of the Interest Period applicable to such LIBOR Loan), upon notice (which notice shall be irrevocable) given in accordance with Section 3.3. Notwithstanding anything to the contrary contained in this Agreement, if an Event of Default exists (i) the Borrower shall not have the right to convert Loans into, or continue Loans as, LIBOR Loans and (ii) all outstanding LIBOR Loans shall be automatically converted to Prime Rate Loans as of the last day of the then applicable Interest Period.

         Section 3.5 Duration of Interest Periods; Maximum Number of LIBOR Loans; Minimum Increments.

         (a) Subject to the provisions of the definition "Interest Period", the duration of each Interest Period applicable to a LIBOR Loan shall be as specified in the applicable Notice of Borrowing or Notice of Conversion or Continuation. The Borrower may elect a subsequent Interest Period to be applicable to any LIBOR Loan by giving a Notice of Conversion or Continuation with respect to such Loan in accordance with Section 3.3.

         (b) If the Lender does not receive a Notice of Conversion or Continuation in accordance with Section 3.3 with respect to the continuation of a LIBOR Loan within the applicable time limits specified in Section 3.3, or if, when such notice must be given, an Event of Default exists or such Type of Loan is not available, the Borrower shall be deemed to have elected to convert such LIBOR Loan in whole into a Prime Rate Loan on the last day of the Interest Period therefor.

         (c) Notwithstanding the foregoing, the Borrower may not select an Interest Period that would end, but for the provisions of the definition "Interest Period," after the Termination Date.

         (d) In no event shall there be more than five LIBOR Loans outstanding hereunder at any time. For the purpose of this subsection (d), each LIBOR Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

         (e)     Each LIBOR Loan shall be in a minimum amount of $1,000,000.

         Section 3.6     Changed Circumstances.

         (a) If the introduction of or any change in or in the interpretation of (in each case, after the date hereof) any law or regulation makes it unlawful, or any Governmental Authority asserts, after the date hereof, that it is unlawful, for the Lender to perform its obligations hereunder to make or maintain LIBOR Loans, the Lender shall notify the Borrower of such event, and the right of the Borrower to select LIBOR Loans for any subsequent Interest Period or in connection with any subsequent conversion of any Loan shall be suspended until the circumstances causing such suspension no longer exist, and all LIBOR Loans then outstanding shall be converted to Prime Rate Loans, and the Borrower shall pay all interest accrued thereon through the date of such conversion; provided, that if the date of such conversion is not the last day of the Interest Period applicable to such LIBOR Loans, the Borrower shall also pay any amount due pursuant to
Section 3.7.

         (b) If the Lender shall, prior to the disbursement of any requested Loan or the effective date of any conversion or continuation of an existing Loan to be made or continued as or converted into a LIBOR Loan (each such requested Loan made and Loan to be converted or continued, a "Pending Loan"), notify the Borrower that LIBOR will not adequately reflect the cost to the Lender of making or funding such Pending Loan as a LIBOR Loan or that the Interbank Offered Rate is not determinable from any interest rate reporting service of recognized standing, then the right of the Borrower to select LIBOR Loans for such Pending Loan, any subsequent Loan, or in connection with any subsequent conversion or continuation of any Loan, shall be suspended until the circumstances causing such suspension no longer exist, and each Loan comprising each Pending Loan and each such subsequent Loan requested to be made, continued or converted shall be made or continued as or converted into a Prime Rate Loan.

         Section 3.7 Payments Not at End of Interest Period; Failure to Borrow. If (a) for any reason any payment of principal with respect to any LIBOR Loan is made on any day prior to the last day of the Interest Period applicable to such LIBOR Loan, or (b) after having given a Notice of Borrowing with respect to any Loan to be comprised of LIBOR Loans or a Notice of Conversion or Continuation with respect to any Loan to be continued as or converted into a LIBOR Loan, such Loan is not made or is not continued as or converted into a LIBOR Loan due to the Borrower's failure to borrow or to fulfill the applicable conditions set forth in Article 4, the Borrower shall pay to the Lender, in addition to any other amounts that may be due under this Agreement, an amount equal to all costs, expenses and losses incurred by the Lender in connection therewith.

         Section 3.8 Increased Costs and Reduced Returns. The Borrower agrees that if any law hereafter in effect or any request, guideline or directive of any Governmental Authority hereafter made or issued (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) or the interpretation or administration thereof hereafter made by any Governmental Authority , shall either (a)(i) impose, affect, modify or deem applicable any reserve, special deposit, capital maintenance or similar requirement against any Loan (other than as reflected in the LIBOR Reserve Percentage), (ii) impose on the Lender any other condition (other than as reflected in the LIBOR Reserve Percentage) regarding any Loan, this Agreement, the Note or the facilities provided hereunder, or (iii) result in any requirement (other than as reflected in the LIBOR Reserve Percentage) regarding capital adequacy (including any risk-based capital guidelines) affecting the Lender being imposed or modified or deemed applicable to the Lender, or (b) subject the Lender to any taxes on the recording, registration, notarization or other formalization of the Loans or the Note, and the result of any event referred to in clause (a) or (b) above shall be to increase the cost to the Lender of making, funding or maintaining any Loan or to reduce the amount of any sum receivable by the Lender or the Lender's rate of return on capital with respect to any Loan to a level below that which the Lender could have achieved but for such imposition, modification or deemed applicability (taking into consideration the Lender's policies with respect to capital adequacy) by an amount deemed by Lender (in the exercise of its reasonable discretion) to be material, then, upon demand by the Lender, the Borrower shall immediately pay to the Lender additional amounts which shall be sufficient to compensate the Lender for such increased cost, tax or reduced rate of return. A certificate of the Lender to the Borrower claiming compensation under this Section 3.8 shall be final, conclusive and binding on all parties for all purposes in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder, and the method by which such amounts were determined. In determining such amount, the Lender may use any reasonable averaging and attribution methods.

         Section 3.9 Manner of Payment. (a) Each payment (including prepayments) by the Borrower on account of the principal of or interest on the Loans or of any fee or other amounts payable to the Lender under this Agreement or the Note shall be made not later than 1:30 p.m. on the date specified for payment under this Agreement (or if such day is not a Business Day, the next succeeding Business Day) to the Lender at the Lender's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever.

         (b) The Borrower hereby irrevocably authorizes the Lender and each Affiliate of the Lender to charge any account of the Borrower maintained with the Lender or such Affiliate with such amounts as may be necessary from time to time to pay any Secured Obligations which are not paid when due.

         Section 3.10 Statements of Account. The Lender will account to the Borrower within 30 days after the end of each calendar month with a statement of Loans, charges and payments made pursuant to this Agreement during such calendar month, and such account rendered by the Lender shall be deemed an account stated as between the Borrower and the Lender and shall be deemed final, binding and conclusive unless the Lender is notified by the Borrower in writing to the contrary within 60 days after the date such account is delivered to the Borrower, save for manifest error. Any such notice shall be deemed an objection only to those items specifically objected to therein. Failure of the Lender to render such account shall in no way affect its rights hereunder.

         Section 3.11    Termination of Agreement; Reduction of Facility.

         (a) On the Termination Date or upon any date on which the Borrower shall have elected early termination of this Agreement in accordance with clause (b) of this Section 3.11, (i) the amount of the Facility shall be automatically and permanently reduced to zero; (ii) the Borrower shall pay to the Lender, in same day funds, an amount equal to the aggregate amount of all Loans outstanding on such date, together with accrued interest thereon, all fees payable pursuant to Section 3.2 accrued from the date last paid until the effective date of termination, any amounts payable to the Lender pursuant to the other provisions of this Agreement, including, without limitation, Sections 3.7, 3.8, 11.2, 12.12 and 12.13, any and all other Secured Obligations then outstanding, and provide the Lender with an indemnification agreement in form and substance satisfactory to the Lender with respect to returned and dishonored items and such other matters as the Lender shall require; (iii) the Borrower shall provide the Lender a stand-by letter of credit, in form and substance satisfactory to the Lender, securing the reimbursement obligations that may be owing by the Borrower to the Lender in respect of any Letters of Credit; and (iv) the Borrower shall provide the Lender with an indemnification agreement in form and substance satisfactory to the Lender with respect to returned and dishonored items and such other matters as the Lender shall require.

         (b) Upon not less than 60 days prior written notice to the Lender, which notice shall be irrevocable, the Borrower may terminate this Agreement prior to the Termination Date in effect at such time. On the date of early termination, in addition to the amounts specified in clause (a) of this Section 3.11, the Borrower shall pay the Lender an early termination fee computed by multiplying the amount of the Facility times a percentage, such percentage to be: (A) 3.0%, if such termination occurs on or prior to the first anniversary of the Agreement Date, and (B) 1.0%, if such termination occurs after the first anniversary of the Agreement Date but on or prior to the second anniversary of the Agreement Date. If such termination occurs at any time thereafter and prior to August 31, 2003, the Borrower shall pay the Lender an early termination fee equal to $100,000. Notwithstanding the foregoing, if any such termination of this Agreement results from a refinancing of the Loans and Letters of Credit outstanding under this Agreement by the Lender or an Affiliate of the Lender, no fee shall be payable under this clause (b).

         (c) Upon not less than 45 days prior written notice to the Lender, which notice shall be irrevocable, the Facility may be permanently reduced by the Borrower to $25,000,000, provided, that if, immediately after giving effect to such reduction, the aggregate amount of Loans then outstanding would exceed an amount equal to the Facility minus the Letter of Credit Reserve, the Borrower shall be required to make a prepayment of Loans in the amount of such excess, together with interest thereon and any amounts owing in respect of such prepayment under Section 3.7. Notwithstanding such Facility reduction, if the Borrower shall terminate this Agreement prior to the Termination Date and within six months of such reduction, any amounts owing under clause (b) of this Section 3.11 shall be determined as if the Facility was $30,000,000 as of the date of such termination.

                     ARTICLE 4 - CONDITIONS PRECEDENT

         Section 4.1     Conditions Precedent to Initial Loan.
Notwithstanding any other provision of this Agreement, the Lender's obligation to make the Initial Loan is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of such Loan:

         (a) Closing Documents. The Lender shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Lender and its counsel:

                 (1) this Agreement, duly executed and delivered by the Borrower;

                 (2) the Note, dated the Effective Date and duly executed and delivered by the Borrower;

                 (3) certified copies of the articles of incorporation and bylaws of the Borrower as in effect on the Effective Date;

                 (4) certified copies of all corporate action, including stockholder approval, if necessary, taken by the Borrower to authorize the execution, delivery and performance of this Agreement and the other Loan Documents and the borrowings under this Agreement;

                 (5) certificates of incumbency and specimen signatures with respect to each of the officers of the Borrower who is authorized to execute and deliver this Agreement or any other Loan Document on behalf of the Borrower or any document, certificate or instrument to be delivered in connection with this Agreement or the other Loan Documents and to request borrowings under this Agreement;

                 (6) a certificate evidencing the good standing of the Borrower in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

                 (7) the Financing Statements duly executed and delivered by the Borrower;

                 (8) landlord's waiver and consent agreements duly executed on behalf of each landlord of real property on which any Collateral is located;

                 (9) a Schedule of Inventory, a Schedule of Receivables and a Schedule of Equipment, each prepared as of a recent date;

                 (10) certificates of title with each item of Equipment subject to a certificate of title statute, including in each case a notation of the Lender's first priority Lien;

                 (11) the Lease Agreement, containing terms and conditions satisfactory to the Lender;

                 (12) the Mortgages, each duly executed and delivered by the Borrower;

                 (13) With respect to the Nashville Meat Processing Plant, an ALTA mortgagee's Policy of Title Insurance (or binder to issue such a policy) in favor of the Lender in a dollar amount acceptable to the Lender and issued by a title insurance company acceptable to the Lender, showing the fee simple title to the land as being vested in the Parent and a leasehold estate in the land and fee simple title to the improvements thereon as being vested in the Borrower, and insuring that the Lien granted by such Mortgage is a valid lien against said real property, subject only to such exceptions, restrictions, encumbrances, easements and reservations as are acceptable to the Lender and stating that the Lease Agreement is a subordinate item to the Mortgage;

                 (14) With respect to each parcel of Mortgaged Real Estate other than the Nashville Meat Processing Plant, an ALTA mortgagee's Policy of Title Insurance (or binder to issue such a policy) in favor of the Lender, or, if acceptable to the Lender, each in a dollar amount acceptable to the Lender and each issued by a title insurance company acceptable to the Lender, showing the fee simple title to such Mortgaged Real Estate and improvements described in each applicable Mortgage as vested in Borrower, and insuring that the Lien granted by each Mortgage is a valid lien against said real property, subject only to such exceptions, restrictions, encumbrances, easements and reservations as are acceptable to the Lender

                 (15) the Environmental Indemnity Agreements, dated the Effective Date and duly executed and delivered by the Borrower;

                 (16) such materials and information concerning the Mortgaged Real Estate as the Lender may require, including, without limitation, (a) surveys in form and substance satisfactory the Lender, (b) zoning letters as to the zoning status of all of the Mortgaged Real Estate, and (c) owner's affidavits as to such matters relating to the Mortgaged Real Estate as the Lender may request;

                 (17) certificates or binders of insurance relating to each of the policies of insurance covering any of the Collateral together with loss payable clauses which comply with the terms of
         Section 7.9(b);

                 (18) such Agency Account Agreements as shall be required by the Lender duly executed by the applicable Clearing Bank and the Borrower;

                 (19) a Borrowing Base Certificate prepared as of the Effective Date duly executed and delivered by the chief financial officer of the Borrower;

                 (20) a letter from the Borrower to the Lender requesting the Initial Loan and specifying the method of disbursement;

                 (21) copies of all the financial statements referred to in Section 5.1(m) and meeting the requirements thereof;

                 (22) a balance sheet of the Borrower as at May 14, 2000, prepared by the Borrower on a pro forma basis, giving effect to the transactions contemplated by this Agreement and setting forth the assumptions on which such balance sheet was prepared; forecasted consolidated financial statements consisting of balance sheets, cash flow statements and income statements of the Borrower, giving effect to the transactions contemplated by this Agreement and reflecting projected borrowings hereunder and setting forth the assumptions on which such forecasted financial statements were prepared, covering the two-year period commencing on August 31, 2000, and prepared on a quarterly basis; and such other evidence as the Lender shall require supporting the representation and warranty of the Borrower set forth in Section 5.1(r);

                 (23) a certificate of the President of the Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement,
         (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, both with and without giving effect to the Initial Loan and the application of the proceeds thereof, and (b) no Default or Event of Default exists;

                 (24) a signed opinion of King & Spalding, counsel for the Borrower, and such local counsel as the Lender shall deem necessary or desirable, opining as to such matters in connection with this Agreement as the Lender or its counsel may reasonably request; and

                 (25) copies of each of the other Loan Documents duly executed by the parties thereto with evidence satisfactory to the Lender and its counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Lender may reasonably request.

         (b) Availability. The Lender shall be provided with evidence satisfactory to it that, as of the Effective Date, after giving effect to the Initial Loan, Availability will be not less than $1,000,000.

         (c) Recapitalization. The initial steps of the recapitalization of the Parent and its Subsidiaries shall have been completed on terms and conditions satisfactory to the Lender. Such initial steps shall include, without limitation:

                 (1) Captain D's shall have entered into a senior loan facility with Bank of America, N.A. or another financial institution providing for extensions of credit to Captain D's in an aggregate principal amount of at least $135,000,000 on terms and conditions satisfactory to the Lender, and all conditions to the initial extensions of credit thereunder shall have been satisfied or waived;

                 (2) The Parent shall have obtained the proceeds of a real estate loan from Franchise Finance Corporation of America or another financial institution in the amount of at least $99,000,000 on terms and conditions satisfactory to the Lender;

                 (3) The Parent shall have entered into a revolving loan facility with Bank of America, N.A. and a syndicate of lenders providing for revolving credit loans and letters of credit in an aggregate amount of at least $40,000,000; and

                 (4) The Parent shall own 100% of the equity interests of Captain D's and the Borrower.

         (d) No Injunctions, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit or to obtain substantial damages in respect of or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby (including the transactions contemplated by the recapitalization transactions described in clause (c) above) or which, in the Lender's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

         (e) Solvency. The Lender shall have received a certificate of the chief financial officer of the Borrower to the effect that, after giving effect to the Initial Loan, (i) the Borrower has assets (excluding goodwill and other intangible assets not capable of valuation) having value, both at fair value and at present fair saleable value, greater than the amount of its liabilities, and (ii) the Borrower's assets are sufficient in value to provide the Borrower with sufficient working capital to enable it to operate its business and to meet its obligations as they become due, and (iii) the Borrower has adequate capital to conduct the business in which it is and proposes to be engaged.

         (f) Release of Security Interests. The Lender shall have received evidence satisfactory to it of the release and termination of all Liens other than Permitted Liens and Liens securing the Secured Obligations.

         (g) Due Diligence. The Lender shall have completed its field examinations and other due diligence on the Borrower and all of the Borrower's property, assets and business, and shall be satisfied in its sole discretion with the results thereof.

         (h) Fees. The Borrower shall have paid all fees required to be paid on or before the Effective Date pursuant to the terms of this Agreement and the other Loan Documents.

         Section 4.2 All Loans. At the time of making of each Loan, including the Initial Loan:

         (a) Representations and Warranties. All of the representations and warranties made or deemed to be made under this Agreement shall be true and correct at such time both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, except that representations and warranties which, by their terms, are applicable only to the Effective Date or other specified date shall be required to be true and correct only as of the Effective Date or such other specified date,

         (b) Corporate Actions; Incumbency. The corporate actions of the Borrower referred to in Section 4.1(a)(4) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to Section 4.1(a)(5) or as subsequently modified and reflected in a certificate of incumbency delivered to the Lender, and

         (c) Material Adverse Change. There shall not have occurred any change which has had or could reasonably be expected to have a Materially Adverse Effect as compared to the condition of the Borrower, Parent or Captain D's presented as of October 31, 1999 by the financial statements as of such date of such Person described in Section 5.1(m).

         (d) Parent and Captain D's. Such borrowing of Loans shall not require any Governmental Approval or violate any applicable law relating to the Parent, Captain D's or any other Affiliate of the Borrower.

         (e) Satisfaction of Conditions Precedent. The Lender may, without waiving any condition, consider the conditions specified in Sections 4.2(a), (b), (c) and (d) fulfilled and a representation by the Borrower to such effect made if no written notice to the contrary is received by the Lender from the Borrower prior to the making of the Loans then to be made.

         ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         Section 5.1 Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

         (a) Organization; Power; Qualification. The Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Materially Adverse Effect. The jurisdictions in which the Borrower is qualified to do business as a foreign corporation are listed on Schedule 5.1(a).

         (b) Subsidiaries and Ownership of the Borrower. Except as set forth on Schedule 5.1(b), the Borrower has no Subsidiaries. The outstanding stock of the Borrower has been duly and validly issued and is fully paid and nonassessable by the Borrower and the number and owners of such shares of capital stock of the Borrower are set forth on Schedule 5.1(b).

         (c) Authorization of Agreement, Note, Loan Documents and Borrowing. The Borrower has the right and power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms and to borrow hereunder. This Agreement and each of the other Loan Documents to which it is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each is, or when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (d) Compliance of Agreement, Note, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which the Borrower is a party in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

                 (i) require any Governmental Approval or violate any applicable law relating to the Borrower or, to the Borrower's knowledge, any of its Affiliates,

                 (ii) conflict with, result in a breach of or constitute a default under (A) the articles or certificate of incorporation or bylaws of the Borrower, (B) any indenture, agreement or other instrument to which the Borrower is a party or by which any of its property may be bound or (C) any Governmental Approval relating to the Borrower, or,

                 (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

         (e) Business. The Borrower is engaged principally in the business described on Schedule 5.1(e).

         (f) Compliance with Law; Governmental Approvals. Except as set forth in Schedule 5.1(f), the Borrower (i) has all Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations required by any applicable law for it to conduct its business (other than any such immaterial Government Approvals the failure to have of which could not reasonably be expected to cause a Default or Event of Default or have a Materially Adverse Effect), each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of the Borrower, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other applicable laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to the Borrower or its properties, except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which adequate reserves have been established on the books of the Borrower.

         (g) Titles to Properties. Except as set forth in Schedule 5.1(g), the Borrower has good and marketable title to or a valid leasehold interest in all Real Estate and valid and legal title to or a valid leasehold interest in all personal property and assets used in or necessary to the conduct of the Borrower's business, including, but not limited to, those reflected on the balance sheet of the Borrower delivered pursuant to Section 5.1(m)(ii).

         (h) Liens. Except as set forth in Schedule 5.1(h), none of the properties and assets of the Borrower is subject to any Lien, except Permitted Liens and the Security Interest. Other than the Financing Statements, no financing statement under the Uniform Commercial Code of any state which names the Borrower as debtor and which has not been terminated has been filed in any state or other jurisdiction, and the Borrower has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed in Schedule 5.1(h) and Permitted Liens.

         (i) Indebtedness and Guaranties. Set forth on Schedule 5.1(i) is a complete and correct listing of all of the Borrower's (i) Indebtedness for Money Borrowed and (ii) Guaranties. The Borrower is not in default of any material provision of any agreement evidencing or relating to any such Indebtedness or Guaranty.

         (j) Litigation. Except as set forth on Schedule 5.1(j), there are no actions, suits or proceedings pending (nor, to the knowledge of the Borrower, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower or any of its property in any court or before any arbitrator of any kind or before or by any governmental body.

         (k) Tax Returns and Payments. Except as set forth on Schedule 5.1(k), all United States federal, state and local and foreign national, provincial and local and all other tax returns of the Borrower required by applicable law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and all other taxes, assessments and other governmental charges or levies upon the Borrower and its property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under Section 8.4. The charges, accruals and reserves on the books of the Borrower in respect of United States federal, state and local taxes and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of the Borrower are in the judgment of the Borrower adequate, and the Borrower knows of no reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, could reasonably be expected to have a Materially Adverse Effect. The federal taxpayer identification number of the Borrower is set forth on
Schedule 5.1(k).

         (l) Burdensome Provisions. The Borrower is not a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or applicable law, compliance with the terms of which could reasonably be expected to have a Materially Adverse Effect.

         (m) Financial Statements. The Borrower has furnished to the Lender a copy of (i) the unaudited balance sheet of the Borrower as at October 31, 1999, and the related statements of income, cash flow and retained earnings for the twelve-month period then ended; (ii) the unaudited balance sheet of the Borrower as at May 14, 2000, and the related statement of income for the seven consecutive Accounting Periods then ended; (iii) the audited consolidated balance sheet of the Parent and its subsidiaries as at October 31, 1999, and the related statements of income, cash flow and retained earnings for the twelve month period then ended; (iv) the unaudited consolidated balance sheet of the Parent and its subsidiaries as at May 14, 2000, and the related statements of income, cash flow and retained earnings for the seven month period then ended; (v) the audited balance sheet of Captain D's as at October 31, 1999, and the related statements of income, cash flow and retained earnings for the twelve-month period then ended; and
(vi) the unaudited balance sheet of Captain D's as at May 14, 2000, and the related statement of income for the seven consecutive Accounting Periods then ended;. In the case of the financial statements described in the foregoing clauses (i) and (ii), such financial statements present fairly and in all material respects in accordance with GAAP (in the case of the financial statements described in clause (i) only) and consistent with past practice the financial position of the Borrower as at the dates thereof and the results of operations of the Borrower for the periods then ended. Except as set forth on Schedule 5.1(m) or as otherwise disclosed or reflected in such financial statements, the Borrower had no material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of the Borrower. In the case of the financial statements described in the foregoing clauses (iii) through (vi), to the Borrower's knowledge, such financial statements present fairly and in all material respects in accordance with GAAP and consistent with past practice the financial position of the Parent or Captain D's, as applicable, as at the dates thereof and the results of operations of such Person for the periods then ended. To the Borrower's knowledge, except as disclosed or reflected in such financial statements, neither the Parent nor Captain D's has any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of either such Person.

         (n) Adverse Change. Since October 31, 1999, except as reflected in the financial statements described in Section 5.1(m), (i) no change in the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Borrower, or, to the Borrower's knowledge, of Captain D's or the Parent, has occurred that has had, or could reasonably be expected to have, a Materially Adverse Effect, and (ii) no event has occurred or failed to occur which has had, or could reasonably be expected to have, a Materially Adverse Effect.

         (o) ERISA. Neither the Borrower nor any Related Company maintains or contributes to any Benefit Plan other than those listed on
Schedule 5.1(o). Each Benefit Plan is in substantial compliance with ERISA, and neither the Borrower nor any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by the Borrower to be, incurred by the Borrower or any Related Company.

         (p) Absence of Defaults. The Borrower is not in default under its articles or certificate of incorporation or bylaws, and no event has occurred which has not been remedied, cured or waived (i) that constitutes a Default or an Event of Default or (ii) that constitutes or that, with the passage of time or giving of notice, or both, would constitute a default or event of default by the Borrower under any material agreement (other than this Agreement) or judgment, decree or order to which the Borrower is a party or by which the Borrower or any of its properties may be bound or which would require the Borrower to make any payment thereunder prior to the scheduled maturity date therefor.

         (q) Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of the Borrower and furnished to the Lender were, at the time the same were so furnished, complete and correct in all material respects, no fact is known to the Borrower which has had, or could reasonably be expected to have in the future (so far as the Borrower can foresee), a Materially Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in Section 5.1(m), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Lender prior to the Effective Date. No document furnished or written statement made to the Lender by the Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains any untrue statement of a fact material to the creditworthiness of the Borrower or omits to state a material fact necessary in order to make the statements contained therein not misleading.

         (r) Solvency. In each case after giving effect to the Indebtedness represented by the Loans outstanding and to be incurred and the transactions contemplated by this Agreement, the Borrower is solvent, having assets of a fair value which exceeds the amount required to pay its debts (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured, and the Borrower is able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

         (s) Status of Receivables. Each Receivable reflected in the computations included in any Borrowing Base Certificate meets the criteria enumerated in the definition of Eligible Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Lender.

         (t) Chief Executive Office. The chief executive office of the Borrower and the books and records relating to the Receivables are located at the address or addresses set forth on Schedule 5.1(t); except as set forth
Schedule 5.1(t), the Borrower has not maintained its chief executive office or the books and records relating to any Receivables at any other address at any time during the five years immediately preceding the Agreement Date.

         (u) Status of Inventory. All Inventory included as Eligible Branded Inventory in any Borrowing Base Certificate delivered to the Lender meets the criteria enumerated in the definition of Eligible Branded Inventory, and all Inventory included as Eligible Non-Branded Inventory in any Borrowing Base Certificate delivered to the Lender meets the criteria enumerated in the definition of Eligible Non-Branded Inventory, except in each case as disclosed in such Borrowing Base Certificate or in a subsequent Borrowing Base Certificate or as otherwise specifically disclosed in writing to the Lender. Set forth on Schedule 5.1(u) is the (i) address (including street, city, county and state) of each facility at which Inventory is located, (ii) the approximate quantity in Dollars of the Inventory customarily located at each such facility, and (iii) if the facility is leased or is a third party warehouse or processor location, the name of the landlord or such third party warehouseman or processor. All Inventory is located on the premises set forth on Schedule 5.1(u) or is in transit to one of such locations or the point of sale, except as otherwise disclosed in writing to the Lender; the Borrower has not located Inventory at premises other than those set forth on Schedule 5.1(u) at any time during the five years immediately preceding the Agreement Date. None of the Inventory is subject to any Intellectual Property rights or distribution agreements that would in any way hinder the Lender's ability to foreclose upon or sell such Inventory.

         (v) Equipment. All Equipment is in good order and repair in all material respects. Set forth on Schedule 5.1(v) is the (i) address (including street, city, county and state) of each facility at which Equipment (other than motor vehicles) is located, (ii) the approximate value of Equipment located at such facility; and (iii) if such facility is leased, the name of the landlord. Except as set forth on Section 5.1(v), within the past five years no Equipment has been located at any other location.

         (w) Corporate and Fictitious Names; Trade Names. Except as otherwise disclosed on Schedule 5.1(w), during the one-year period preceding the Agreement Date, the Borrower has not been known as or used any corporate or fictitious name other than the corporate name of the Borrower on the Effective Date. All trade names or styles under which the Borrower sells Inventory or Equipment or creates Receivables, or to which instruments in payment of Receivables are made payable, are listed on Schedule 5.1(w).

         (x) Federal Regulations. The Borrower is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulation U of the Board of Governors of the Federal Reserve System).

         (y) Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

         (z) Employee Relations. The Borrower is not, except as set forth on Schedule 5.1(z), party to any collective bargaining agreement nor has any labor union been recognized as the representative of the Borrower's employees; the Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other labor disputes involving its employees or those of its Subsidiaries.

         (aa) Intellectual Property. The Borrower owns or possesses all Intellectual Property required to conduct its business as now and presently planned to be conducted without, to its knowledge, conflict with the rights of others, and Schedule 5.1(aa) lists all Intellectual Property owned by the Borrower.

         (bb)    Real Property.   Set forth on Schedule 5.1(bb) is (i) the
address (street, city, county and state) of each parcel of Real Estate owned or leased by the Borrower, and (ii) the name of the lessor of each leased parcel.

         Section 5.2 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this Article 5 and all statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lender or any borrowing hereunder.

                      ARTICLE 6 - SECURITY INTEREST

         Section 6.1 Security Interest. (a) To secure the payment, observance and performance of the Secured Obligations, the Borrower hereby mortgages, pledges and assigns all of the Collateral to the Lender for itself and as agent for any Affiliate of the Lender and grants to the Lender for itself and as agent for any Affiliate of the Lender a continuing security interest in, and a continuing Lien upon, all of the Collateral.

         (b) As additional security for all of the Secured Obligations, the Borrower grants to the Lender for itself and as agent for any Affiliate of the Lender a security interest in, and assigns to the Lender for itself and as agent for any Affiliate of the Lender all of the Borrower's right, title and interest in and to, any deposits or other sums at any time credited by or due from the Lender and each Affiliate of the Lender to the Borrower, with the same rights therein as if the deposits or other sums were credited by or due from the Lender.

         Section 6.2 Continued Priority of Security Interest. (a) The Security Interest granted by the Borrower shall at all times be valid, perfected and enforceable against the Borrower and all third parties in accordance with the terms of this Agreement, as security for the Secured Obligations, and the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

         (b) The Borrower shall, at its sole cost and expense, take all action that may be necessary or desirable, or that the Lender may request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral in conformity with the requirements of Section 6.2(a) or to enable the Lender to exercise or enforce its rights hereunder, including, but not limited to: (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens, (ii) diligently seeking to obtain, after the Agreement Date, landlords', mortgagees' or mechanics' releases, subordinations or waivers, (iii) delivering to the Lender, endorsed or accompanied by such instruments of assignment as the Lender may specify, and stamping or marking in such manner as the Lender may specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and (iv) executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Lender, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the UCC or other applicable law.

         (c) The Lender is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of the Borrower for any purpose described in Section 6.2(b). A carbon, photographic or other reproduction of this Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement, to the extent permitted by applicable law.

         (d) The Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

                   ARTICLE 7 - COLLATERAL COVENANTS

         Until the Facility has been terminated and all the Secured Obligations (other than Secured Obligations consisting of indemnities that survive termination of the Facility and payment in full of the Loans) have been paid in full, unless the Lender shall otherwise consent in the manner provided in Section 12.11:

         Section 7.1 Collection of Receivables. (a) The Borrower will cause all moneys, checks, notes, drafts and other payments relating to or constituting proceeds of Receivables arising out of the sale or lease of goods or the rendering of services to be forwarded to a Lockbox for deposit in an Agency Account in accordance with the procedures set out in the corresponding Agency Account Agreement, and in particular the Borrower will
(i) advise each Account Debtor to address all remittances with respect to amounts payable on account of any Receivables to a specified Lockbox, and
(ii) mark all invoices relating to any such amounts with a legend satisfactory to the Lender indicating that payment is to be made to the Borrower via a specified Lockbox.

         (b) The Borrower and the Lender shall cause all collected balances in each Agency Account to be transmitted daily by wire transfer or depository transfer check or Automated Clearing House transfer in accordance with the procedures set forth in the corresponding Agency Account Agreement to the Lender at the Lender's Office (i) for application, on account of the Secured Obligations, as provided in Section 2.3(c), 11.2 and 11.3, such credits to be entered on the first Business Day following receipt and to be conditioned upon final payment in cash or solvent credits of the items giving rise to them, and (ii) with respect to any balance remaining after such application, so long as no Default or Event of Default has occurred and is continuing, for transfer to the Disbursement Account or such other account of the Borrower as the Borrower and the Lender may agree.

         (c) Any moneys, checks, notes, drafts or other payments referred to in clause (a) of this Section 7.1 which are received by or on behalf of the Borrower will be held in trust for the Lender and will be delivered to the Lender at the Lender's Office as promptly as possible in the exact form received, together with any necessary endorsements.

         Section 7.2 Verification and Notification. The Lender shall have the right (a) at any time and from time to time, in the name of the Lender or in the name of the Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise, and (b) after the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Lender and to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to the Lender and, upon such notification and at the expense of the Borrower, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Borrower might have done.

         Section 7.3 Disputes, Returns and Adjustments. (a) In the event amounts due and owing under any Receivable in excess of $100,000 are in dispute between the Account Debtor and the Borrower, the Borrower shall provide the Lender with prompt written notice thereof.

         (b) The Borrower shall notify the Lender promptly of all material returns and credits in excess of $100,000 in respect of any Receivable, which notice shall specify the Receivables affected.

         (c) The Borrower may, in the ordinary course of business, unless an Event of Default shall have then occurred and be continuing, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof or release wholly or partly any Person liable for the payment thereof or allow any credit or discount whatsoever thereon; provided that no such action results in the reduction of more than $100,000 in the amount payable with respect to any Receivable or of more than $250,000 with respect to all Receivables in any fiscal year of the Borrower.

         Section 7.4 Invoices. (a) The Borrower will not use any invoices except invoices in the forms delivered to the Lender prior to the Agreement Date, unless the Borrower shall have given the Lender 45 days' prior notice of the intended use of a different form of invoice together with a copy of such different form.

         (b) Upon the request of the Lender, the Borrower shall deliver to the Lender, at the Borrower's expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Lender shall specify.

         Section 7.5 Delivery of Instruments. In the event any Receivable in an amount in excess of $50,000 is, or Receivables in excess of $100,000 in the aggregate are, at any time evidenced by a promissory note or notes, trade acceptance or any other instrument for the payment of money, the Borrower will immediately thereafter deliver such instruments to the Lender, appropriately endorsed to the Lender.

         Section 7.6 Sales of Inventory. All sales of Inventory will be made in compliance with all requirements of applicable law in all material respects.

         Section 7.7 Returned Goods. The Security Interest in the Inventory shall, without further act, attach to the cash and non-cash proceeds resulting from the sale or other disposition thereof and to all Inventory which is returned to the Borrower by customers or is otherwise recovered.

         Section 7.8 Ownership and Defense of Title. (a) Except for Permitted Liens and the Security Interest, the Borrower shall at all times be the sole owner of each and every item of Collateral and shall not create any Lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or otherwise dispose of, any of the Collateral or any interest therein, except for sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers and except as otherwise expressly contemplated herein. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Lender to any other sale or other disposition of any part or all of the Collateral.

         (b) The Borrower shall defend its title in and to the Collateral and shall defend the Security Interest in the Collateral against the claims and demands of all Persons.

         (c) In addition to, and not in derogation of, the foregoing and the requirements of any of the Security Documents, the Borrower shall (i) protect and preserve all properties material to its business, including Intellectual Property and maintain all tangible property in good and workable condition in all material respects, with reasonable allowance for wear and tear, and (ii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         Section 7.9 Insurance. (a) The Borrower shall at all times maintain insurance on the Inventory and Equipment against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Lender shall reasonably specify, in amounts and under policies issued by insurers reasonably acceptable to the Lender. All premiums on such insurance shall be paid by the Borrower and copies of the policies delivered to the Lender. The Borrower will not use or permit the Inventory or Equipment to be used in violation of any applicable law or in any manner which might render inapplicable any insurance coverage.

         (b) All insurance policies required under Section 7.9(a) shall name the Lender as an additional named insured and shall contain "New York standard" loss payable clauses in the form submitted to the Borrower by the Lender, or otherwise in form and substance reasonably satisfactory to the Lender, naming the Lender as loss payee as its interests may appear, and providing that (i) all proceeds thereunder shall be payable to the Lender,
(ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (iii) such policy and loss payable clauses may not be cancelled, amended or terminated unless at least 30 days' prior written notice is given to the Lender.

         (c) Any proceeds of insurance referred to in this Section 7.9 which are paid to the Lender shall be, at the option of the Lender in its good faith discretion, either (i) applied to rebuild, restore or replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Secured Obligations; provided, that so long as no Default or Event of Default shall then exist, and to the extent such insurance proceeds so received are less than $500,000 in the aggregate during the term of this Agreement, the Borrower may apply such proceeds at its discretion.

         (d) The Borrower shall at all times maintain, in addition to the insurance required by Section 7.9(a) or any of the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by applicable law, including such public liability, products liability, third party property damage and business interruption insurance as is consistent with reasonable business practices, and from time to time deliver to the Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         Section 7.10 Location of Offices and Collateral. (a) The Borrower will not change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, identity or corporate structure without giving the Lender 30 days' prior written notice thereof.

         (b) All Inventory, other than Inventory in transit to any such location or to the point of sale, and all Equipment, other than motor vehicles, will at all times be kept by the Borrower at one of the locations set forth in Schedules 5.1(u) and 5.1(v), respectively, and shall not, without the prior written consent of the Lender, be removed therefrom except, so long as no Event of Default shall have occurred and be continuing, for sales of Inventory permitted under Section 7.8.

         (c) If any Inventory is in the possession or control of any of the Borrower's agents or processors, the Borrower shall notify such agents or processors of the Security Interest and, upon the occurrence and during the continuance of an Event of Default, shall instruct them (and cause them to acknowledge such instruction) to hold all such Inventory for the account of the Lender, subject to the instructions of the Lender.

         Section 7.11 Records Relating to Collateral. (a) The Borrower will at all times (i) keep complete and accurate records of Inventory on a basis consistent with past practices of the Borrower, itemizing and describing the kind, type and quantity of Inventory and the Borrower's cost therefor, and (ii) keep complete and accurate records of all other Collateral.

         (b) The Borrower will take a physical listing of all Inventory, wherever located, at least annually.

         Section 7.12 Inspection. The Lender (by any of its officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of the Borrower, at any time or times to (a) visit the properties of the Borrower, inspect the Collateral and the other assets of the Borrower and its Subsidiaries and inspect and make extracts from the books and records of the Borrower and its Subsidiaries, including, but not limited to, management letters prepared by independent accountants, all during customary business hours at such premises, (b) discuss the Borrower's business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Lender hereunder or under any of the Loan Documents, with the Borrower's and its Subsidiaries' (i) principal officers, (ii) independent accountants and other professionals providing services to the Borrower, and (iii) any other Person (except that any such discussion with any third parties shall be conducted only in accordance with the Lender's standard operating procedures relating to the maintenance of confidentiality of confidential information of borrowers), and (c) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and in this connection to review, audit and make extracts from all records and files related to any of the Collateral. The Borrower will deliver to the Lender any instrument necessary to authorize an independent accountant or other professional to have discussions of the type outlined above with the Lender or for the Lender to obtain records from any service bureau maintaining records on behalf of the Borrower.

         Section 7.13 Maintenance of Equipment. The Borrower shall maintain all physical property that constitutes Equipment in good and workable condition in all material respects, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property.

         Section 7.14    Information and Reports.

         (a) Schedule of Receivables. The Borrower shall deliver to the Lender (i) on or before the Effective Date, a Schedule of Receivables that arise out of the sale or lease of goods or the rendering of services as of a date not more than three Business Days prior to the Effective Date setting forth a detailed aged trial balance of all of such then existing Receivables, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on any such Receivable so listed, and (ii) no later than 15 days after the end of each Accounting Period of the Borrower, a Schedule of such Receivables as of the last Business Day of the Borrower's immediately preceding Accounting Period setting forth (A) a detailed aged trial balance of all of such then existing Receivables of the Borrower, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a Receivable so listed and (B) a reconciliation to the Schedule of Receivables delivered in respect of the next preceding Accounting Period.

         (b) Schedule of Inventory. The Borrower shall deliver to the Lender on or before the Effective Date, and no later than 15 days after the end of each Accounting Period of the Borrower thereafter, a Schedule of Inventory as of the last Business Day of the immediately preceding Accounting Period of the Borrower, itemizing and describing the kind, type, quantity and location of Inventory and the cost thereof.

         (c) Schedule of Equipment. The Borrower shall deliver to the Lender on or before the Effective Date and thereafter on such subsequent dates as may be requested by the Lender, a Schedule of Equipment, describing each item of such Equipment and the location, cost and then current book value thereof.

         (d) Borrowing Base Certificate. The Borrower shall deliver to the Lender not later than three Business Days after the last day of each accounting week of the Borrower a Borrowing Base Certificate prepared as of the close of business on the last Business Day of such accounting week.

         (e) Notice of Diminution of Value. The Borrower shall give prompt notice to the Lender of any matter or event which has resulted in, or may result in, the actual or potential diminution in excess of $100,000 in the value of any of its Collateral, except for any diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in the financial statements previously delivered to the Lender pursuant to Article 9.

         (f) Certification. Each of the schedules delivered to the Lender pursuant to this Section 7.14 shall be certified by the Chief Financial Officer of the Borrower to be true, correct and complete in all material respects as of the date indicated thereon.

         (g) Other Information. The Lender may, in its good faith discretion, from time to time require the Borrower to deliver the schedules described in Section 7.14(a), (b), (c) and (d) more or less often and on different schedules than specified in such Section, and the Borrower will comply with such requests. The Borrower shall also furnish to the Lender such other information with respect to the Collateral as the Lender may from time to time reasonably request.

         Section 7.15    Power of Attorney.

         (a) Effective upon the occurrence and during the continuance of an Event of Default, the Borrower hereby appoints the Lender as its attorney, with power (i) to endorse the name of the Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession, and (ii) to sign the name of the Borrower on any invoice or bill of lading relating to any Receivables, Inventory or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Lender by the Borrower, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest.

         (b) The Borrower hereby appoints the Lender as its attorney, with power to sign the name of the Borrower on verifications of account and on notices to or from customers.


                    ARTICLE 8 - AFFIRMATIVE COVENANTS

         Until the Facility has been terminated and all the Secured Obligations (other than Secured Obligations consisting of indemnities that survive termination of the Facility and payment in full of the Loans) have been paid in full, unless the Lender shall otherwise consent in the manner provided for in Section 12.11, the Borrower will, and will cause each of its Subsidiaries to:

         Section 8.1 Preservation of Corporate Existence and Similar Matters. Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except in each such case where the failure to do so could not reasonably be expected to result in a Materially Adverse Effect.

         Section 8.2 Compliance with Applicable Law. Comply in all material respects with all applicable laws relating to it, except where the failure to so comply could not reasonably be expected to result in a Materially Adverse Effect.

         Section 8.3 Conduct of Business. Engage only in businesses in substantially the same fields as the businesses conducted on the Effective Date.

         Section 8.4 Payment of Taxes and Claims. Pay or discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of the Borrower or such Subsidiary, except that this Section 8.4 shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the appropriate books.

         Section 8.5 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied.

         Section 8.6 Use of Proceeds. (a) Use the proceeds of (i) the Initial Loans to pay the amounts indicated in Schedule 8.6 to the Persons indicated therein, and (ii) all subsequent Loans only for working capital and general business purposes, and

         (b) not use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or for any other purpose which would involve a violation of such Regulation U or Regulation T or X of such Board of Governors or for any other purpose prohibited by law or by the terms and conditions of this Agreement.

         Section 8.7 Hazardous Waste and Substances; Environmental Requirements. (a) In addition to, and not in derogation of, the requirements of Section 8.2 and of the Security Documents, comply in all material respects with all laws, governmental standards and regulations applicable to the Borrower or to any of its assets in respect of occupational health and safety laws, rules and regulations and Environmental Laws, promptly notify the Lender of its receipt of any notice of a violation of any such law, rule, standard or regulation and indemnify and hold the Lender harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Lender on account of the Borrower's failure to perform its obligations under this Section 8.7.

         (b) Whenever the Borrower gives notice to the Lender pursuant to this Section 8.7 with respect to a matter that reasonably could be expected to result in liability to the Borrower in excess of $100,000 in the aggregate, the Borrower shall, at the Lender's request and the Borrower's expense, (i) cause an independent environmental engineer acceptable to the Lender to conduct such tests of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Lender a report setting forth the results of such tests, a proposed plan to bring the Borrower into compliance with such Environmental Laws and an estimate of the costs thereof, and (ii) provide to the Lender a supplemental report of such engineer whenever the scope of the noncompliance or the response thereto or the estimated costs thereof shall materially change.

         Section 8.8 Accuracy of Information. All written information, reports, statements and other papers and data furnished to the Lender, whether pursuant to Article 9 or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, complete and correct in all material respects, and no such information, reports, statements or other papers or data so furnished shall contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

         Section 8.9 Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect, the Borrower shall provide promptly to the Lender such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s); provided that no such revisions or updates to any Schedule(s) shall be deemed to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s) unless and until the Lender, in its sole discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

         Section 8.10 Change in Management. In the event that any executive officer of the Borrower ceases to be an executive officer for any reason, the Borrower shall appoint a replacement for such executive officer reasonably satisfactory to the Lender within 120 days following the date on which such executive officer ceased to be an executive officer.

                        ARTICLE 9 - INFORMATION

         Until the Facility has been terminated and all the Secured Obligations (other than Secured Obligations consisting of indemnities that survive termination of the Facility and payment in full of the Loans) have been paid in full, unless the Lender shall otherwise consent in the manner set forth in Section 12.11, the Borrower will furnish to the Lender at the Lender's Office:

         Section 9.1     Financial Statements.

         (a) Audited Year-End Statements. As soon as available, but in any event within 100 days after the end of each fiscal year of each of the Borrower, Captain D's and the Parent, copies of the balance sheet of each such Person as at the end of such fiscal year and the related statements of income, shareholders' equity and cash flow for such fiscal year, in each case setting forth in comparative form the figures for the previous year of such

Person and reported on, without qualification, by Ernst & Young PLLC or other independent certified public accountants selected by such Person and reasonably acceptable to the Lender.

         (b) Quarterly Financial Statements. As soon as available, but in any event within 50 days after the end of each fiscal quarter of each of the Borrower, Captain D's and the Parent, copies of the unaudited balance sheet of each such Person as at the end of such fiscal quarter and the related unaudited income statement for each Borrower for such fiscal quarter and for the portion of the fiscal year of such Person through such fiscal quarter, in the case of Borrower only, certified by the chief financial officer of the Borrower to the best of his knowledge as presenting fairly the financial condition and results of operations of such Person as at the date thereof and for the periods ended on such date, subject to normal year end adjustments.

         (c) Periodic Financial Statements. As soon as available, but in any event within 30 days after the end of each Accounting Period of the Borrower, copies of the unaudited income statement for the Borrower for such period and for the portion of the fiscal year of the Borrower through such period, certified by the chief financial officer of the Borrower to the best of his knowledge as presenting fairly the financial condition and results of operations of the Borrower as at the date thereof and for the periods ended on such date, subject to normal year end adjustments.

         (d) Projected Financial Statements. As soon as available, but in any event within 30 days prior to the end of each fiscal year of the Borrower, forecasted financial statements, prepared by the Borrower, consisting of balance sheets, cash flow statements and income statements of the Borrower, reflecting projected borrowings hereunder and setting forth the assumptions on which such forecasted financial statements were prepared, covering the one-year period until the next fiscal year end and prepared on an Accounting Period basis.

All such financial statements referred to in clauses (a) and (b) shall be prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of footnotes) applied consistently throughout the periods reflected therein. The financial statements referred to in clause (c) are not required to be prepared in accordance with GAAP, but shall be prepared consistent with past practice.

         Section 9.2 Communication with Accountants. The Borrower authorizes the Lender to discuss the financial condition of the Borrower with the Borrower's independent certified public accountants and agrees that such discussion or communication shall be without liability to either the Lender or the Borrower's independent certified public accountants. The Borrower shall deliver a letter addressed to such accountants authorizing them to comply with the provisions of this Section 9.2.

         Section 9.3 Officer's Certificate. Together with each delivery of financial statements for the Borrower required by Section 9.1(a), (b) and
(c), a certificate of the Borrower's President or Chief Financial Officer, in the form of Exhibit D attached hereto, (a) stating that, based on an examination sufficient to enable him to make an informed statement, no Default or Event of Default exists or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default, and (b) setting forth the calculations necessary to establish whether or not the Borrower was in compliance with the covenants contained in Sections 10.1, 10.2, and 10.5 as of the date of such statements.

         Section 9.4 Copies of Other Reports. (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or its Board of Directors by its independent public accountants, including, without limitation, all management reports .

         (b) From time to time and promptly upon each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower as the Lender may reasonably request. The rights of the Lender under this Section 9.4(b) are in addition to and not in derogation of its rights under any other provision of this Agreement or any Loan Document.

         (c) If requested by the Lender, statements in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U of the Board of Governors of the Federal Reserve System.

         (d) Promptly upon the filing thereof, copies of all reports filed by the Parent with the Securities Exchange Commission.

         Section 9.5 Notice of Litigation and Other Matters. Prompt notice of:

         (a) the commencement, to the extent the Borrower is aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating adversely to, or adversely affecting, the Borrower or any Affiliate of the Borrower or any of their respective property, assets or businesses which could reasonably be expected to, singly or in the aggregate, cause a Default or an Event of Default or have a Materially Adverse Effect,

         (b) any amendment of the articles of incorporation or bylaws of the Borrower,

         (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower which has had or could reasonably be expected to have any Materially Adverse Effect; any change in the executive officers of the Borrower; and, to the extent that the Borrower is aware of the same, any change in the business, assets, liabilities, financial condition, results of operations, or business prospects of any Affiliate of the Borrower which could reasonably be expected to have a Materially Adverse Effect.

         (d) any (i) Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by the Borrower under any material agreement (other than this Agreement) to which the Borrower is a party or by which the Borrower or any of its property may be bound if the exercise of remedies thereunder by the other party to such agreement would have, either individually or in the aggregate, a Materially Adverse Effect;

         (e) to the extent that the Borrower is aware of the same, (i) any failure on the part of the Parent or Captain D's to pay when due and payable the principal of or interest on any Indebtedness where the principal amount of such Indebtedness is in excess of $250,000, or (ii) the maturity of any such Indebtedness shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or (iii) any event shall have occurred and be continuing which, with or without the passage of time or the giving of notice, or both, would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity.

         Section 9.6 ERISA. As soon as possible and in any event within 30 days after the Borrower knows, or has reason to know, that:

         (a) any Termination Event with respect to a Benefit Plan has occurred or will occur,

         (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans has increased to an amount in excess of $0, or

         (c) the Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the President or the chief financial officer of the Borrower setting forth the details of such of the events described in clauses (a) through (c) as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in clauses (a) through (c) as applicable.

                      ARTICLE 10 - NEGATIVE COVENANTS

         Until the Facility has been terminated and all the Secured Obligations (other than Secured Obligations consisting of indemnities that survive termination of the Facility and payment in full of the Loans) have been paid in full, unless the Lender shall otherwise consent in the manner set forth in Section 12.11, the Borrower and its Subsidiaries will not, directly or indirectly:

         Section 10.1    Financial Ratios.

         (a) Minimum Tangible Net Worth. Permit the Tangible Net Worth of the Borrower at any time, measured from and after the Effective Date through October 29, 2000, to be less than $9,000,000; for the fiscal year ending October 28, 2001, the minimum Tangible Net Worth shall be increased by an amount equal to Net Income (if positive) for the fourth fiscal quarter of the Borrower's fiscal year ending October 29, 2000, and for each subsequent fiscal year, the minimum Tangible Net Worth shall be further increased by an amount equal to Net Income (if positive) for the prior fiscal year minus any Restricted Distributions permitted and made pursuant to Section 10.6(iv) hereof in respect of such prior fiscal year.

         (b) Minimum Fixed Charge Coverage Ratio. Permit the ratio of (i) the Borrower's Net Income, plus depreciation, plus Interest Expense, plus amortization and other noncash charges, less Unfunded Capital Expenditures and dividends, to (ii) the Borrower's Fixed Charges, as of the end of each fiscal quarter of the Borrower, measured for the immediately preceding four fiscal quarters, at any time from and after the Effective Date to be less than 1.25 to 1 at any time.

         (c) Maximum Intercompany Indebtedness. The aggregate amount of Indebtedness owing by all Affiliates of the Borrower to Borrower shall not exceed at any one time outstanding the greater of (x) $5,500,000 or (y) the gross amount of the Borrower's sales during the immediately preceding week.

         Section 10.2 Indebtedness. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Indebtedness for Money Borrowed, except for Contingent Insurance Obligations and for Permitted Indebtedness for Money Borrowed.

         Section 10.3 Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, other than Contingent Insurance Obligations.

         Section 10.4 Investments. Acquire, after the Agreement Date, any Business Unit or Investment or, after such date, permit any Investment to be outstanding, other than Permitted Investments.

         Section 10.5 Capital Expenditures. Make or incur any Capital Expenditures, except that the Borrower may make or incur Capital Expenditures in any fiscal year in an amount not to exceed, in the aggregate, $750,000.

         Section 10.6 Restricted Distributions and Payments, Etc. Declare or make any Restricted Distribution or Restricted Payment, except that:

                 (i) the Borrower may pay a dividend to the Parent on the Effective Date in the amount of $16,000,000,

                 (ii) so long as an Event of Default does not then exist and would not result therefrom, the Borrower may make payments to the Parent as required under any Tax Sharing Agreement that has been entered into in accordance with Section 10.13 hereof,

                 (iii) the Borrower may make payments or transfer assets (valued at the higher of cost or book value) to the Parent pursuant to transactions no less favorable to the Borrower than would be in the case if such transaction had been effected with a Person not an Affiliate in an aggregate amount for all such transactions not to exceed $1,825,000 in any year, and

                 (iv) so long as an Event of Default does not then exist and would not result therefrom, commencing with the fiscal year ending October 28, 2002, the Borrower may pay dividends no more frequently than once per fiscal year in an amount not to exceed 30% of Net Income for the immediately preceding fiscal year, so long as (a) immediately after giving effect to any such dividend, the Borrower shall be in pro forma compliance with the financial covenants contained in Section 10.1 above, (b) both before and after the making of any such dividend, Availability is at least $5,000,000, and (c) any such dividend is paid during thirty days after the Borrower's audited financial statements for the immediately preceding fiscal year are required to be delivered pursuant to Section 9.1(a).

         None of the foregoing covenants in this Section 10.6 shall, prior to the date on which the indebtedness under the Indenture has been paid in full or defeased or otherwise satisfied or until Section 1109 of the Indenture has been removed, restrict the transfer of funds by the Borrower or any other Existing Subsidiary to the Parent sufficient to satisfy when due all payment obligations of the Parent or TPI in respect of the Debentures, including, without limitation, the payment of principal, premium, if any, interest or the Repurchase Price or the Redemption Price, so long as at the time of such transfer the payment of such obligations in respect of the Debentures is permitted to be made under Article XIV of the Indenture.

         Section 10.7 Merger, Consolidation and Sale of Assets. Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person.

         Section 10.8 Transactions with Affiliates. Effect any transaction with any Affiliate, other than transactions on a basis no less favorable to the Borrower than would be the case if such transaction had been effected with a Person not an Affiliate.

         Section 10.9 Liens. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the property or assets of the Borrower, real, personal or mixed, tangible or intangible, except for Permitted Liens.

         Section 10.10 Operating Leases. Enter into any Operating Lease which would cause the aggregate payment obligations of the Borrower under all Operating Leases to exceed $3,500,000 in any fiscal year.

         Section 10.11 Benefit Plans. Permit, or take any action which would result in, the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans of the Borrower to exceed $0.

         Section 10.12 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing from such Person of real or personal property which has been or is to be sold or transferred, directly or indirectly, by the Borrower to such Person.

         Section 10.13   Tax Sharing Agreement; Amendments of Other
Agreements.

         (a) Enter into any Tax Sharing Agreement, other than in the form of Exhibit D attached hereto or otherwise with the prior written approval of the Lender, or amend or otherwise modify any Tax Sharing

Agreement to which it is a party, unless the Borrower shall have obtained the prior written consent of the Lender to such amendment or other modification.

         (b) Amend in any way the interest rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.

         Section 10.14 Minimum Availability. Permit Availability to be less than $1,000,000 at any time.

                           ARTICLE 11 - DEFAULT

         Section 11.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

         (a) Default in Payment of Loans. The Borrower shall default in any payment of principal of, or interest on, any Loan or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. The Borrower shall default in the payment, as and when due, of principal of or interest on, any other Secured Obligation, and such default shall continue for five days after written notice thereof has been given to the Borrower by the Lender.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by the Borrower under this Agreement or any other Loan Document or any amendment hereto or thereto shall at any time prove to have been incorrect or misleading in any material respect when made.

         (d)     Default in Performance.  The Borrower shall default:

                 (i) in the performance or observance of any term, covenant, condition or agreement contained in Sections 7.3, 8.1, 8.3, 8.4, 8.7 or 8.9 and such failure shall continue unremedied for a period of twenty days; or

                 (ii) in the performance or observance of any term, covenant, condition or agreement contained in Sections 7.5, 7.10, 7.11, 7.13, 7.14, 8.2 or 8.5 and such failure shall continue unremedied for a period of five days; provided, that any default by the Borrower under the terms of Section 7.14 shall immediately constitute an Event of Default hereunder, if the Borrower has previously defaulted under such Section on two or more instances during the twelve month period ending on the date of such default; or

                 (iii) in the performance or observance of any term, covenant, condition or agreement contained in Articles 6, 7, 8, 9 or 10 other than as set forth in clause (i) or (ii) of this subsection
         (d) above; or

                 (iv) in the performance or observance of any term, covenant, condition or agreement contained in any other provision of this Agreement (other than as specifically provided for otherwise in this Section 11.1) and such default shall continue for a period of 30 days after written notice thereof has been given to the Borrower by the Lender.

         (e) Indebtedness Cross-Default. (i) The Borrower shall fail to pay when due and payable the principal of or interest on any Indebtedness (other than the Loans or Note) where the principal amount of such Indebtedness is in excess of $100,000, and any grace or cure period applicable thereto shall have elapsed without such payment being made, or
(ii) the maturity of any such Indebtedness shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or (iii) any event shall have occurred and be continuing which, with or without the passage of time or the giving of notice, or both, would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity.

         (f) Other Cross-Defaults. The Borrower shall default in the payment when due or in the performance or observance of any material obligation or condition of the Lease Agreement, or the Borrower shall default in the payment when due or in the performance of any material obligation or condition of any other agreement, contract or lease (other than the Security Documents or any such agreement, contract or lease relating to Indebtedness), if the exercise of remedies thereunder by the other party to such other agreement, contract or lease could have a Materially Adverse Effect.

         (g) Voluntary Bankruptcy Proceeding. Any Obligor, Parent or Captain D's shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) commence a proceeding seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (h) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Obligor, Parent or Captain D's in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any Obligor, Parent or Captain D's or of all or any substantial part of the assets, domestic or foreign, of any Obligor, Parent or Captain D's, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against any Obligor, Parent or Captain D's (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (i) Loan Documents. Any event of default or Event of Default under any other Loan Document shall occur or any Obligor shall default in the performance or observance of any material term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by any Obligor under, any such Loan Document, and any applicable grace or cure period shall pass without such default being cured; or any provision of this Agreement, or of any other Loan Document after delivery thereof hereunder, shall for any reason cease to be valid and binding, other than a nonmaterial provision rendered unenforceable by operation of law, or any Obligor or other party thereto (other than the Lender) shall so state in writing; or this Agreement or any other Loan Document, after delivery thereof hereunder, shall for any reason (other than any action taken independently by the Lender and except to the extent permitted by the terms thereof) cease to create a valid, perfected and, except as otherwise expressly permitted herein, first priority Lien on, or security interest in, any of the Collateral purported to be covered thereby.

         (j) Judgment. A judgment or order for the payment of money which exceeds $100,000 in amount shall be entered against any Obligor by any court and such judgment or order shall continue undischarged or unstayed for 30 days.

         (k) Attachment. A warrant or writ of attachment or execution or similar process shall be issued against any property of any Obligor and such warrant or process shall continue undischarged or unstayed for 30 days.

         (l) ERISA. (i) Any Termination Event with respect to a Benefit Plan shall occur that, after taking into account the excess, if any, of (A) the fair market value of the assets of any other Benefit Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of the Borrower) over (B) the present value on such day of all vested nonforfeitable benefits under such other Benefit Plan, results in an Unfunded Vested Accrued Benefit in excess of $0, (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Code and ERISA, or (iii) the Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from the Borrower's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

         (m) Consummation of Tender Offer. If, by the close of business on the Business Day immediately after the Effective Date, Section 1109 of the Indenture has not been removed.

         (n) Change of Control. The Parent shall cease to own, beneficially and of record, 100% of the outstanding capital stock of the Borrower or such ownership shall cease to vest in it voting control of the Borrower.

         (o) Material Adverse Change. There occurs any act, omission, event, undertaking or circumstance or series of acts, omissions, events, undertakings or circumstances which have, or would have, either individually or in the aggregate, a Materially Adverse Effect with respect to the Borrower, Parent or Captain D's.

         (p) Affiliate Indebtedness Cross-Default. (i) The Parent or Captain D's shall fail to pay when due and payable the principal of or interest on any Indebtedness where the principal amount of such Indebtedness is in excess of $250,000, and any grace or cure period applicable thereto shall have elapsed without such payment being made, or (ii) the maturity of any such Indebtedness shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or (iii) any event shall have occurred and be continuing which would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity.

         (q) Contingent Insurance Obligations. Any Person shall make any claim for indemnification or reimbursement, or shall be indemnified or reimbursed, under any Contingent Insurance Obligations.

         Section 11.2    Remedies.

         (a) Automatic Acceleration and Termination of Facilities. Upon the occurrence of an Event of Default specified in Section 11.1(g) or (h),
(i) the principal of and the interest on the Loans and the Note at the time outstanding, and all other amounts owed to the Lender under this Agreement or any of the Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the Facility and the commitment of the Lender to make advances thereunder or under this Agreement shall immediately terminate.

         (b) Other Remedies. If any Event of Default (other than as specified in Section 11.1(g) or (h)) shall have occurred and be continuing, the Lender, in its sole and absolute discretion, may do any of the following:

                 (i) declare the principal of and interest on the Loans and the Note at the time outstanding, and all other amounts owed to the Lender under this Agreement or any of the Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

                 (ii) terminate the Facility and any commitment of the Lender to make advances hereunder;

         (c) Further Remedies. If any Event of Default shall have occurred and be continuing, the Lender, in its sole and absolute discretion, may do any of the following:

                 (i) notify, or request the Borrower to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to the Lender or any agent or designee of the Lender, at such address as may be specified by the Lender, and, if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments to the Borrower, the Borrower shall hold all such payments it receives in trust for the Lender, without commingling the same with other funds or property of, or held by, the Borrower and shall deliver the same to the Lender or any such agent or designee immediately upon receipt by the Borrower in the identical form received, together with any necessary endorsements;

                 (ii) settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which the Lender considers advisable and in all such cases only the net amounts received by the Lender in payment of such amounts, after deductions of costs and attorneys' fees, shall constitute Collateral, and the Borrower shall have no further right to make any such settlements or adjustments or to accept any returns of merchandise;

                 (iii) enter upon any premises on which Inventory or Equipment may be located and, without resistance or interference by the Borrower, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Lender shall choose, without being liable to the Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Lender shall act reasonably and in good faith;

                 (iv) require the Borrower to and the Borrower shall, without charge to the Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Lender or any agent or representative of the Lender at such place or places as the Lender may designate;

                 (v) at the expense of the Borrower, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Lender shall not be liable to the Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Lender shall act reasonably and in good faith;

                 (vi) without notice, demand or other process, and without payment of any rent or any other charge, enter any of the Borrower's premises and, without breach of the peace, until the Lender completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Borrower's equipment, for the purpose of (A) completing any work in process, preparing any Inventory for disposition and disposing thereof, and
         (B) collecting any Receivable, and the Lender is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Intellectual Property in connection with the foregoing, and the rights of the Borrower under all licenses and franchise agreements shall inure to the Lender's benefit (provided, however, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

                 (vii) exercise any and all of its rights under any and all of the Security Documents;

                 (viii) apply any cash Collateral to the payment of the Secured Obligations in any order in which the Lender may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;

                 (ix) establish or cause to be established one or more Lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, the Borrower shall cause to be forwarded to the Lender at the Lender's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with collection reports in form and substance satisfactory to the Lender; and

                 (x) exercise all of the rights and remedies of a secured party under the UCC (whether or not the UCC is applicable) and under any other applicable law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Lender, for cash, on credit or for future delivery and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall also constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Section 11.3 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

         (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including attorneys' fees,

         (b) Second: to the payment of the Secured Obligations (with the Borrower remaining liable for any deficiency) in any order which the Lender may elect,

         (c) Third: to the creation of a fund in an amount equal to the Letter of Credit Reserve, which fund shall be held by the Lender as security for and applied to the payment of any amounts which may thereafter become due under the Letter of Credit Facility, and

         (d) Fourth: the balance (if any) of such proceeds shall be paid to the Borrower or, subject to any duty imposed by law or otherwise, to whomsoever is entitled thereto.

THE BORROWER SHALL REMAIN LIABLE AND WILL PAY, ON DEMAND, ANY DEFICIENCY REMAINING IN RESPECT OF THE SECURED OBLIGATIONS, TOGETHER WITH INTEREST THEREON AT A RATE PER ANNUM EQUAL TO THE HIGHEST RATE THEN PAYABLE HEREUNDER ON SUCH SECURED OBLIGATIONS, WHICH INTEREST SHALL CONSTITUTE PART OF THE SECURED OBLIGATIONS.

         Section 11.4 Power of Attorney. In addition to the authorizations granted to the Lender under Section 7.15 or under any other provision of this Agreement or any of the Loan Documents, upon the occurrence and during the continuance of any Event of Default, the Borrower hereby irrevocably designates, makes, constitutes and appoints the Lender (and all Persons designated by the Lender from time to time) as the Borrower's true and lawful attorney and agent in fact, and following the occurrence and during the continuance of any such Event of Default, the Lender or any agent of the Lender may, without notice to the Borrower, and at such time or times as the Lender or any such agent in its sole discretion may determine, in the name of the Borrower or the Lender,

         (a) demand payment of the Receivables, enforce payment thereof by legal proceedings or otherwise, settle, adjust, compromise, extend or renew any or all of the Receivables or any legal proceedings brought to collect the Receivables, discharge and release the Receivables or any of them and exercise all of the Borrower's rights and remedies with respect to the collection of Receivables,

         (b) prepare, file and sign the name of the Borrower on any proof of claim in bankruptcy or any similar document against any Account Debtor or any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral,

         (c) endorse the name of the Borrower upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables, the Inventory or any other Collateral,

         (d) use the stationery of the Borrower, open the Borrower's mail, notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender and sign the name of the Borrower to verifications of the Receivables and on any notice to the Account Debtors,

         (e) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory or other Collateral to which the Borrower or any Subsidiary of the Borrower has access.

         Section 11.5    Miscellaneous Provisions Concerning Remedies .

         (a) Rights Cumulative. The rights and remedies of the Lender under this Agreement, the Note and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising such rights and remedies, the Lender may be selective and no failure or delay by the Lender in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

         (b) Waiver of Marshalling. The Borrower hereby waives any right to require any marshalling of assets and any similar right.

         (c) Limitation of Liability. Nothing contained in this Article 11 or elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Lender or any agent or designee of the Lender to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Receivable or any other Collateral or the moneys due or to become due thereunder or in connection therewith or to take any steps necessary to preserve any rights against prior parties, and neither the Lender nor any of its agents or designees shall have any liability to the Borrower for actions taken pursuant to this Article 11, any other provision of this Agreement or any of the Loan Documents, so long as the Lender or such agent or designee shall act reasonably and in good faith.

         (d)     Appointment of Receiver.  In any action pursuant to this
Article 11, the Lender shall be entitled to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

         Section 11.6 Trademark License. The Borrower hereby grants to the Lender the nonexclusive right and license to use any trademark then used by the Borrower, for the purposes set forth in Section 11.2(c)(vi) and for the purpose of enabling the Lender to realize on the Collateral and to permit any purchaser of any portion of the Collateral through a foreclosure sale or any other exercise of the Lender's rights and remedies under the Loan Documents to use, sell or otherwise dispose of the Collateral bearing any such trademark. Such right and license is granted free of charge, without the requirement that any monetary payment whatsoever be made to the

Borrower or any other Person by the Lender. Except as set forth on Schedule
11.6 attached hereto, the Borrower hereby represents, warrants, covenants and agrees that it presently has, and shall continue to have, the right, without the approval or consent of others, to grant the license set forth in this
Section 11.6.

                        ARTICLE 12 - MISCELLANEOUS

         Section 12.1    Notices.

         (a) Method of Communication. Except as specifically provided in this Agreement or in any of the Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by overnight courier service, by certified or registered mail, postage prepaid, or by facsimile transmission and shall be deemed received, in the case of personal delivery, when delivered, in the case of overnight courier service, on the next Business Day after delivery to such service, in the case of mailing, on the third day after mailing (or, if such day is a day on which deliveries of mail are not made, on the next succeeding day on which deliveries of mail are made) and, in the case of facsimile transmission, upon transmittal. A telephonic notice to the Lender as understood by the Lender will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing.

         If to the Borrower:              Commissary Operations, Inc.
                                          2621 Eugenia Avenue
                                          Nashville, Tennessee  37210
                                          Attention:  Lloyd Baldridge, Jr.
                                          Facsimile No.:  (615) 231-4450

         with copies to:                  Shoney's, Inc.
                                          1727 Elm Hill Pike
                                          Nashville, Tennessee  37211
                                          Attention:  General Counsel
                                          Facsimile No.:  (615) 231-2351

                                          King & Spalding
                                          191 Peachtree Street, N.E.
                                          Atlanta, Georgia  30303-1763
                                          Attention:  Hector Llorens
                                          Facsimile No.:  (404) 572-5149


         If to the Lender:                Bank of America, N.A.
                                          c/o Bank of America Business Credit
                                          600 Peachtree Street, 13th Floor
                                          Atlanta, Georgia  30308
                                          Attention:  Gaye Stathis
                                          Facsimile No.:  (404) 607-6439

         with a copy to:                  Troutman Sanders LLP
                                          600 Peachtree Street
                                          Bank of America Plaza, Suite 5200
                                          Atlanta, Georgia  30308
                                          Attn:  Michael Leveille, Esq.

                                          Facsimile No.:  (404) 885-3995

         (c) Lender's Office. The Lender hereby designates its office located at 600 Peachtree Street, 13th Floor, Atlanta, Georgia 30308, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower, as the office to which payments due are to be made and at which Loans will be disbursed.

         Section 12.2 Expenses. The Borrower agrees to pay or reimburse on demand all reasonable costs and expenses incurred by the Lender, including, without limitation, the reasonable fees and disbursements of counsel, in connection with (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation, (i) the reasonable out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents, (ii) the costs and expenses of lien searches, and (iii) taxes, fees and other charges of filing the Financing Statements and continuations and the reasonable costs and expenses of taking other actions to perfect, protect, and continue the Security Interest; (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Lender relating to this Agreement or any of the Loan Documents; (c) sums paid or obligations incurred in connection with the payment of any amount or taking any action required of the Borrower under the Loan Documents that the Borrower fails to pay or take;
(d) reasonable costs of inspections and verifications of the Collateral, including, without limitation, a standard per diem fee charged by the Lender of $750 per auditor for inspections of the Collateral and the Borrower's operations and books and records, together with reasonable costs and expenses for travel, lodging, and meals for such auditors and other agents of the Lender; provided, that the Borrower shall be liable for the costs of (x) four such audits/inspections per year, and (y) such additional audits/inspections as the Lender may require following the occurrence and during the continuance of any Event of Default; (e) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Disbursement Account, Agency Account and Lockbox; (f) reasonable costs and expenses of preserving and protecting the Collateral;
(g) after the occurrence and during the continuance of an Event of Default, consulting with and obtaining opinions and appraisals from one or more Persons, including personal property appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the reasonable fees and disbursements of such Persons; and (h) reasonable costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Lender.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. The Borrower hereby authorizes the Lender to debit the Borrower's loan accounts (by increasing the principal amount of the Loan) in the amount of any such costs and expenses owed by the Borrower when due.

         Section 12.3 Stamp and Other Taxes. The Borrower will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder.

         Section 12.4 Setoff. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of

Default, the Lender and any participant with the Lender in the Loans are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lender or any participant to or for the credit or the account of the Borrower against and on account of the Secured Obligations irrespective or whether or not (a) the Lender shall have made any demand under this Agreement or any of the Loan Documents, or (b) the Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by Section 11.2 and although such Secured Obligations shall be contingent or unmatured.

         Section 12.5 Litigation. EACH OF THE LENDER AND THE BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE BORROWER OR THE LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE BORROWER AND THE LENDER OF ANY KIND OR NATURE. THE BORROWER AND THE LENDER HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE LENDER, ANY COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY AND WHICH SITS IN A JURISDICTION IN WHICH THE BORROWER TRANSACTS BUSINESS SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWER AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT THE ADDRESS SET FORTH IN SECTION 12.1(b), WHICH SERVICE SHALL BE DEEMED MADE UPON RECEIPT THEREOF. THE NON-EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

         Section 12.6 Waiver of Rights. THE BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH THE BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE LENDER, ITS SUCCESSORS AND ASSIGNS TO POSSESSION OF THE COLLATERAL UPON AN EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE LENDER MAY HAVE, THE BORROWER CONSENTS THAT, IF THE LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR IN

ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW. THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

         Section 12.7 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Lender or the Lender receives any payment or proceeds of the Collateral for the Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, the Lender shall have the continuing and exclusive right to apply, reverse and reapply any and all payments to any portion of the Secured Obligations, and, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Lender.

         Section 12.8 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lender; therefore, the Borrower agrees that the Lender, at the Lender's option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         Section 12.9 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrower to determine whether it is in compliance with any covenant contained herein, shall, unless there is an express written direction or consent by the Lender to the contrary, be performed in accordance with GAAP, as applicable.

         Section 12.10 Assignment; Participation. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement. The Lender may assign to one or more Persons, or sell participations to one or more Persons in, all or a portion of its rights and obligations hereunder and under the Note and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under the Security Documents. So long as there shall not then exist an Event of Default, any such assignment (but no such sale of a participation) shall be subject to the prior written consent of the Borrower, such consent not to be unreasonably withheld, conditioned or delayed. The Lender may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to the Borrower furnished to the Lender by or on behalf of the Borrower.

         Section 12.11 Amendments. Any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived and any departure therefrom may be consented to if, but only if, such amendment, waiver or consent is in writing signed by the Lender and, in the case of an amendment, by the Borrower. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         Section 12.12 Performance of Borrower's Duties. The Borrower's obligations under this Agreement and each of the Loan Documents shall be performed by the Borrower at its sole cost and expense. If the Borrower shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, the Lender may (but shall not be obligated to) do the same or cause it to be done either in the name of the Lender or in the name and on behalf of the Borrower, and the Borrower hereby irrevocably authorizes the Lender so to act.

         Section 12.13 Indemnification. The Borrower agrees to reimburse the Lender for all reasonable costs and expenses, including reasonable counsel fees and disbursements, incurred and to indemnify and hold the

Lender harmless from and against all losses suffered by the Lender, other than losses resulting from the Lender's gross negligence or willful misconduct, in connection with (a) the exercise by the Lender of any right or remedy granted to it under this Agreement or any of the Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, except in the case of a dispute between the Borrower and the Lender in which the Borrower prevails in a final unappealed or unappealable judgment, and (c) the collection or enforcement of the Secured Obligations or any of them.

         Section 12.14 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lender and any Persons designated by the Lender pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied or the Facility has not been terminated.

         Section 12.15 Survival. Notwithstanding any termination of this Agreement, (a) until all Secured Obligations have been paid in full and the Facility terminated, the Lender shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to the Collateral as fully as though this Agreement had not been terminated, and (b) the indemnities to which the Lender is entitled under the provisions of this Article 12 and under any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Lender against events arising after such termination as well as before.

         Section 12.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12.17 Governing Law. This Agreement and the Note shall be construed in accordance with and governed by the law of the State of Georgia.

         Section 12.18 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         Section 12.19 Reproduction of Documents. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Lender, and (c) financial statements, certificates and other information previously or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic, photostatic, microcard, microfilm, miniature photographic or other similar process, and the Lender may destroy any original document so reproduced. Each party hereto stipulates that, to the extent permitted by applicable laws any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 12.20    Funds Transfer Services.

         (a) The Borrower acknowledges that the Lender has made available to it a description of security procedures regarding funds transfers executed by the Lender or an affiliate bank at the request of such Borrower (the "Security Procedures"). The Borrower and the Lender agree that the Security Procedures are commercially reasonable. The Borrower further acknowledges that the full scope of the Security Procedures which the Lender or such affiliate bank offers and strongly recommends for funds transfers is available only if the Borrower communicates directly with the Lender or such affiliate bank as applicable in accordance with said procedures. If the Borrower attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, the Lender or such affiliate bank, as applicable, shall not be required to execute such instructions, but if the Lender or such affiliate bank, as applicable, does so, the Borrower will be deemed to have refused the Security Procedures that the Lender or such affiliate bank, as applicable, offers and strongly recommends, and the Borrower will be bound by any funds transfer, whether or not authorized, which is issued in the Borrower's name and accepted by the Lender or such affiliate bank, as applicable, in good faith. The Lender or such affiliate bank, as applicable, may modify the Security Procedures at such time or times and in such manner as the Lender or such affiliate bank, as applicable, in its sole discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use the Lender's or such affiliate bank's, as applicable, wire transfer services after receipt of notice of any modification of the Security Procedures, the Borrower agrees that the Security Procedures, as modified, are likewise commercially reasonable. The Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto.

         (b) The Lender or such affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, the Lender or such affiliate bank, as applicable, may use any means and routes that the Lender or such affiliate bank, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearing house will be governed by all applicable funds transfer system rules and clearing house rules and clearing arrangements, whether or not the Lender or such affiliate bank, as applicable, is a member of the system, clearing house or arrangement and the Borrower acknowledges that the Lender's or such affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.

         Section 12.21 Consent to Advertising and Publicity. The Borrower agrees that the Lender may issue and disseminate to the public information describing in general the credit accommodation entered into pursuant to this Agreement, which information may consist of the name and address of the Borrower and the amount and a type of the credit facilities provided hereunder.

         Section 12.22 Final Agreement. This Agreement and the other Loan Documents are intended by the parties hereto as the final, complete and exclusive expression of the agreement among them with respect to the subject matter hereof and thereof. This Agreement and the other Loan Documents supersede any and all prior oral or written agreements between the parties hereto relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in Atlanta, Georgia by their duly authorized officers in several counterparts all as of the day and year first written above.


                                          BORROWER:

                                          COMMISSARY OPERATIONS, INC.
[CORPORATE SEAL]

Attest:                                   By: /s/ Lloyd W. Baldridge, Jr.
                                             ------------------------------
                                          Name: Lloyd W. Baldridge, Jr.
By: /s/ Andrew L. Schwarcz               Title: Vice President and CFO
   -------------------------------
Name: Andrew L. Schwarcz
Title: Assistant Secretary



                                          LENDER:

                                          BANK OF AMERICA, N.A.


                                          By: /s/ Kevin M. Moore
                                             ------------------------------
                                          Name: Kevin M. Moore
                                          Title: SVP



            EXHIBITS AND SCHEDULES OMITTED DUE TO IMMATERIALITY.